Supplemental Disclosure Statement for First Amended Joint Prepackaged Plan of Reorganization for

Mid-Valley, Inc., DII Industries, LLC, Kellogg Brown & Root, Inc., KBR Technical Services, Inc.,

Kellogg Brown & Root Engineering Corporation, Kellogg Brown & Root International, Inc. (a Delaware corporation), Kellogg Brown & Root International, Inc. (a Panamanian corporation), and

BPM Minerals, LLC Under Chapter 11 of the United States Bankruptcy Code

DATED NOVEMBER 14, 2003

IMPORTANT NOTICE

PLEASE READ CAREFULLY

This Supplemental Disclosure Statement contains information about changes to the joint prepackaged plan of reorganization described in the Disclosure Statement dated September 18, 2003. Please read this information carefully as your rights could be affected. If you wish to change your vote, or to vote if you have not already done so, please use the blue-colored ballot accompanying these materials and read and follow the instructions in this supplement carefully. If you need a ballot or need to obtain a copy of the original Disclosure Statement or other solicitation-related materials, please call 877-495-1982 (toll-free within the United States) or + 1-860-687-3975 (if calling from outside the United States) or visit the Debtors' restructuring-information website: www.dresser-kbr-prepack.com. The deadline to vote or to change your vote is December 11, 2003 at 4:00 p.m. (ET). Your ballot must have been received by the balloting agent by this deadline in order to count. This Supplemental Disclosure Statement will be submitted to the bankruptcy court for approval upon filing of the Reorganization Cases, but has not been approved at this time. These materials have not been reviewed or approved by the United States Securities and Exchange Commission or any securities regulatory body.

Mid-Valley, Inc., DII Industries, LLC, Kellogg Brown & Root, Inc., KBR Technical Services, Inc., Kellogg Brown & Root Engineering Corporation, Kellogg Brown & Root International, Inc. (a Delaware corporation), Kellogg Brown & Root International, Inc. (a Panamanian corporation), and BPM Minerals, LLC are sending you this supplemental disclosure statement (the “Supplemental Disclosure Statement”) because they have made certain amendments to the Plan described in, and attached to, the Disclosure Statement (dated September 18, 2003).

Please review the information contained in this document and the attached exhibits carefully because your rights could be adversely affected. Please note that, except as changed as a result of amendments, all terms of the Plan and the Plan Documents will continue as originally stated.

Capitalized terms used in this document have the meaning given to them in the Uniform Glossary for Plan Documents attached as Exhibit A to the Disclosure Statement, as amended, unless otherwise indicated.

Overview of Supplemental Solicitation and Voting Rights

1.	Why have I received this Supplemental Disclosure Statement?

The Debtors have sent you the Supplemental Disclosure Statement because they are amending certain portions of the Plan described in the original Disclosure Statement that the Debtors sent to you. Because these amendments affect you and your rights under the Plan, you are being given an opportunity to change your vote if you already have voted or extended time to vote if you have not yet voted.

2.	If I have voted and do not want to change my vote, what do I need to do?

If you already have voted and do not wish to change your vote, you do not need to do anything. The Debtors will assume that you do not wish to change your vote and will count your vote accordingly.

3.	How do I vote or change my vote?

If you are the holder of an Asbestos Unsecured PI Trust Claim or Silica Unsecured PI Trust Claim and have not yet voted or wish to change your vote (and you are not voting through your attorney), please use the blue-colored ballot that accompanied this Supplemental Disclosure Statement. Attorneys voting for their clients on master ballots who wish to change their vote, cast a ballot for the first time, or vote for additional clients should use the supplemental blue-colored master ballot accompanying this Supplemental Disclosure Statement. Please note that ballots that you should use in connection with the supplemental solicitation are blue in color and are different from the ballots you received with the original Disclosure Statement.

If you did not receive a ballot or need a replacement ballot, you can obtain one by calling The Trumbull Group, L.L.C. at 877-495-1982 (toll-free within the United States) or + 1-860-687-3975 (if calling from outside the United States) or by visiting the Debtors’ restructuring-information website: www.dresser-kbr-prepack.com.

Completed ballots should be returned to:

Mail Address: The Trumbull Group, L.L.C. Attn: Dresser/KBR Solicitation P.O. Box 721 Windsor CT 06095-0721	Overnight and Hand-Delivery Address: The Trumbull Group, L.L.C. Attn: Dresser/KBR Solicitation 4 Griffin Road North Windsor CT 06095

Ballots also may be faxed to: +1-860-687-3979.

4.	What is my deadline for voting or changing my vote?

You have until 4:00 p.m. (ET) on December 11, 2003 to vote or to change your vote. Please allow sufficient time to ensure that your ballot is actually received at the offices of The Trumbull Group by this date. Ballots received after 4:00 p.m. (ET) on December 11, 2003 may not be counted.

5.	What happens if I do not submit a ballot?

If you have not voted and do not submit a ballot, no vote will be recorded for you. However, if the Plan, as amended, is confirmed and becomes effective, you will be bound by the Plan.

6.	How will the supplemental solicitation affect filing of the Reorganization Cases?

The Debtors continue to expect that they will be in a position to file the Reorganization Cases prior to the end of 2003 if the results of voting are satisfactory, required product identification information is received from settling plaintiffs, and other preconditions to filing are met. These conditions include approval of the filing by the board of directors of Halliburton.

7.	Where can I obtain copies of amended documents?

A copy of the Debtors’ plan amendment (the “Plan Amendment”) is attached to this Supplemental Disclosure Statement as Annex 1. Copies of conformed documents and redlines of conformed documents showing the changes being made can be obtained by visiting the Debtors’ restructuring-information website (www.dresser-kbr-prepack.com) or by calling The Trumbull Group at 877-495-1982 (if calling from within the United States) or +1-860-687-3975 (if calling from outside the United States). Requests for documents also may be faxed to +1-860-687-3979 or emailed to dresser-kbr-prepack@trumbullbankruptcy.net. Documents will be provided to you at no cost.

8.	If I am an attorney, how can I get extra solicitation packages or ballots for my clients?

If you are an attorney and need extra solicitation packages or ballots for your clients, please contact The Trumbull Group at the numbers listed in Item 7 above. You also may make arrangements with The Trumbull Group to have solicitation packages sent directly to your clients.

Summary of Amendments and Certain Related Agreements

A.	Amendments Related to Payment of Claims in Classes 4 and 6

The Debtors are amending the Plan after reaching an agreement in principle with the Asbestos Committee to address the possibility that the total of Qualifying Settled Asbestos PI Trust Claims and Qualifying Settled Silica PI Trust Claims might exceed the Aggregate Settled Claims Cap of $2.775 billion after completion of medical review. In order to allow the Plan to go forward on a timely basis, the Debtors and the Asbestos Committee have agreed, with consent of the Legal Representative, to amend the Plan to implement procedures that will take effect if the claims to date and certain additional claims are qualified for payment in an amount in excess of $2.775 billion in the aggregate.

Amendments to the Plan will affect the treatment afforded holders of claims in Class 4 and Class 6 under the Plan by making a Payment Percentage applicable to all claims in those classes other than claims liquidated and paid under the Asbestos TDP as claims for Disease Level I (Other Asbestos Disease). A copy of the Debtors’ Plan Amendment is attached to this Supplemental Disclosure Statement as Annex 1.

For Qualifying Settled Asbestos PI Trust Claims, Qualifying Settled Silica PI Trust Claims, Asbestos Final Judgment Claims, and Silica Final Judgment Claims, amendments to the Plan provide that the Payment Percentage will be the Initial Payment Percentage calculated on the 105th day after entry of the Confirmation Order by dividing $2.775 billion by the dollar value of Qualified Claims (i.e. settled claims to date and certain other specified claims whose holders have been determined to have satisfied the medical criteria for payment as of the calculation date). In total, there are $3.085 billion in claims that potentially could be Qualified Claims based upon agreements with the Asbestos Committee. If all of those claims satisfy medical criteria for payment and become Qualified Claims, the Initial Payment Percentage would be 89.95%. Because it is expected that a certain number of those claims will fail to satisfy medical criteria or otherwise be eliminated as duplicates or for other reasons, the actual Initial Payment Percentage is likely to be higher. If the number of Qualified Claims is $2.775 billion or less, the Initial Payment Percentage will be 100%. However, based on the formula in the Plan, the Initial Payment Percentage that will apply to Qualifying Settled Asbestos PI Trust Claims, Qualifying Settled Silica PI Trust Claims, Asbestos Final Judgment Claims, and Silica Final Judgment Claims will be no lower than 89.95% and no greater than 100%.

For claims liquidated under the Asbestos TDP (other than claims for Disease Level I (Other Asbestos Disease)) and claims liquidated under the Silica TDP, the Payment Percentage will be established by the trustee(s) of the respective trust with consent of the Legal Representative and Asbestos TAC in the case of Asbestos Unsecured PI Trust Claims and with consent of the Legal Representative and the Silica TAC in the case of Silica Unsecured PI Trust Claims. The trustee(s) will make this determination based upon information available to the trust at the time it actually begins processing claims; provided, however, the trustee(s) may not establish a payment percentage higher than the Initial Payment Percentage for at least the first year after the Effective Date.

After the first anniversary of the Effective Date, the Asbestos TDP and the Silica TDP provide that the Payment Percentage may be recalculated by the trustee(s), subject to applicable consent requirements in the Asbestos TDP and the Silica TDP. The Asbestos TDP and the Silica TDP provide that subsequent reviews of the Payment Percentage will take place not less frequently than every three (3) years thereafter.

The amount due each holder of a claim in Class 4 and Class 6 will be determined by multiplying the Liquidated Amount of a claim by the applicable Payment Percentage to arrive at the Distribution Amount, unless the holder of a claim has agreed to accept a lower amount or lower payment percentage. Once calculated, this amount will be paid in full by the respective trust.

The agreement in principle with the Asbestos Committee which is the basis of this amendment is conditioned upon filing of the Reorganization Cases on or before December 31, 2003.

B.	Amendments Related to Treatment of Certain Settlement Agreements

Article 6.1 of the Plan is amended to ensure that claims under Asbestos/Silica PI Trust Claimant Settlement Agreements will be treated under Class 4 and Class 6 of the Plan on parity with one another notwithstanding the possibility that certain of these agreements could be deemed to be executory under bankruptcy law. Although the Debtors do not believe that any of the agreements are executory (and therefore subject to a statutory requirement that they be assumed or rejected), amended article 6.1 of the Plan addresses this possibility by providing for rejection of such agreements for purposes of bankruptcy law to the extent they could be executory. This change ensures that all claims under the agreements will be treated as prepetition claims and that no Claimant under an agreement will have any greater rights than a Claimant under another agreement with respect to the payment percentage to be applied to the claim.

Upon rejection, the Plan provides that each Claimant covered by a rejected agreement will have a claim for damages arising from such rejection equal to the amount originally due under the terms of the settlement. This claim will be the Claimant’s Class 4 or Class 6 claim and serve as the Claimant’s liquidated claim for purposes of payment by the applicable trust. Provided that the Claimant satisfies the conditions for payment under the agreement, the Debtors will fund an amount equal to the amount of such claim multiplied by the Initial Payment Percentage for disbursement to the Claimant through the applicable trust. Any disputes about whether a claim is a Qualifying Settled Asbestos PI Trust Claim or Qualifying Settled Silica PI Trust Claim will be resolved as provided in article 12.2 of the Plan.

In lieu of this treatment, a party to an Asbestos/Silica PI Trust Claimant Settlement Agreement may elect prior to the Petition Date to terminate such agreement as to him or her by providing written notice to the Debtors and Halliburton and to proceed to have his or her claim liquidated under the Asbestos TDP or the Silica TDP, as the case may be.

C.	Amendments to Funding Agreements

The Asbestos PI Trust Funding Agreement and the Silica PI Trust Funding Agreement are amended to conform to amendments to the Plan by providing that the amount to be funded for each holder of a qualifying claim under the Asbestos PI Trust Funding Agreement and the Silica PI Trust Funding Agreement will be determined by application of the Initial Payment Percentage.

Disputes about whether a claim is a Qualifying Settled Asbestos PI Trust Claim or Qualifying Settled Silica PI Trust Claim will be resolved between the Claimant and the Debtors/Reorganized Debtors pursuant to article 12.2 of the Plan.

The text of amendments to the Asbestos PI Trust Funding Agreement and Silica PI Trust Funding Agreement is set forth on Schedules 1 and 2 to the Plan Amendment.

D.	Amendments to the Asbestos TDP and the Silica TDP

The Asbestos TDP is amended to provide for a Payment Percentage to be applicable to Qualifying Settled Asbestos PI Trust Claims and to provide for establishment of the Initial Payment Percentage pursuant to a formula set forth in the Plan. Various technical amendments also have been made to the Asbestos TDP to clarify certain procedures for handling claims liquidated under the Asbestos TDP. These include provisions that address the timing of when a Claimant must make an election to have his or her claim reviewed under expedited review or individual review and provisions addressing processing of claims arising under the laws of a non-United States jurisdiction, if any.

The Silica TDP is amended both to provide for implementation of a Payment Percentage mechanism and to provide for establishment of the Initial Payment Percentage pursuant to a formula set forth in the Plan.

The text of amendments to the Asbestos TDP and the Silica TDP is set forth on Schedules 3 and 4 to the Plan Amendment.

E.	Amendments to the Silica PI Trust Note

The Silica PI Trust Note is amended to clarify that proration of claims due to application of a Payment Percentage will not affect calculation of funding obligations under the note.

The text of amendments to the Silica PI Trust Note is set forth on Schedule 5 to the Plan Amendment.

F.	Payment of Certain Claims

After negotiations with asbestos claimants, the Debtors have agreed to offer to amend settlement agreements with certain asbestos claimants who previously entered into settlements agreements with Harbison-Walker and certain additional settlement agreements to provide for payment of two-thirds of the amounts due Claimants under these settlements (or approximately $326 million) on the earlier of five days before the anticipated filing of the Reorganization Cases or December 31, 2003, provided that Claimants have submitted timely product identification information and a satisfactory number of Claimants have voted to accept the Plan, as amended.

Under the amended agreements, the balance of each of these Claimant’s claims would be paid under the Plan unless such payment has not been made by the earlier of sixth months after filing of the Reorganization Cases or the date on which the Confirmation Order becomes final and non-appealable, in which event a portion of the balance of the claim will be entitled to be paid pursuant to a guarantee to be delivered by Halliburton and HESI (as further described below).

In the event that payment of the balance of a claim or any portion of the balance of a claim is made pursuant to the Plan, the amended agreements provide for Claimants to receive other, lesser treatment within the meaning of article 4.2(d) of the Plan by accepting a payment percentage lower than the Initial Payment Percentage in order to ensure that the aggregate payment made on account of such claim does not exceed the original amount of the claim multiplied by the Initial Payment Percentage.

In the event payment is required under the guarantee of Halliburton and HESI, such additional payment will be calculated based upon an estimated payment percentage of 89.95%, and, upon demand, each Claimant will receive the amount required to bring cumulative payments to date up to 89.95% of the total value of the claim. Subsequent payments required to bring the total amount paid to bring payments to a Claimant up to the actual Initial Payment Percentage will made under the Plan and guaranteed by Halliburton and HESI if not paid under the Plan.

G.	Amendments Clarifying Treatment of Indirect Asbestos PI Trust Claims and Indirect Silica PI Trust Claims

For purposes of clarity, section 5.6 of the Asbestos TDP and section 4.6 of the Silica TDP are amended to provide additional information about treatment of Indirect Asbestos PI Trust Claims and Indirect Silica PI Trust Claims (i.e., claims based on rights or theories of indemnification or contribution).

The amendments clarify that indirect claims will be processed and paid under the Asbestos TDP and the Silica TDP, notwithstanding any provisions of the Plan that disallow such claims as to the Debtors. Payment of Indirect Asbestos PI Trust Claims and Indirect Silica PI Trust Claims will be subject, however, to a number of conditions to payment, including a requirement that the indirect claimant provide proof that it has completely satisfied any liability that the applicable trust might have to a direct claimant and that it has a valid and enforceable right to seek indemnification or contribution from a Halliburton Entity or a Harbison-Walker Entity under applicable non-bankruptcy law. Indirect Asbestos PI Trust Claims and Indirect Silica PI Trust Claims also must satisfy the medical and exposure criteria for payment under, as the case may be, the Asbestos TDP and the Silica TDP. If these requirements are met, an indirect claimant will receive the lesser of the amount that would have been paid to the direct claimant under the Asbestos TDP or Silica TDP or the actual amount paid to the direct claimant by the indirect claimant.

The Trustees of the Asbestos PI Trust and Trustee of the Silica PI Trust will adopt forms and implement administrative procedures for processing Indirect Asbestos PI Trust Claims and Indirect Silica PI Trust Claims.

H.	Clarification Related to Transferee Protected Parties and Successor Protected Parties

For purposes of clarity, the definitions of Transferee Protected Party and Successor Protected Party are amended to clarify that transferees of assets or successors to a Halliburton Entity or a Harbison Walker Entity are protected by virtue of the Permanent Channeling Injunction from Asbestos Unsecured PI Trust Claims and Silica Unsecured PI Trust Claims asserted against them in their capacity as transferees or successors regardless of when a party became a transferee or successor. As before, however, such Parties will be protected only from liability that derives from transferee or successor status and not from any independent liability, regardless of whether arising before or after a party became a transferee or successor.

I.	DIP Financing

After negotiations, the size of the proposed debtor-in-possession financing facility for DII Industries and KBR currently is anticipated to be $300 million, up from the originally projected $150 million. The Debtors and Halliburton have agreed that this facility will be provided by HESI. The other terms of the facility will be substantially as stated in section 2.5 of the Disclosure Statement. This facility is subject to approval by the Bankruptcy Court.

J.	Change to Composition of Asbestos Committee

The Debtors have been advised that Joseph F. Rice of Motley Rice LLC has replaced Nancy Worth Davis on the Asbestos Committee because of Ms. Davis’ withdrawal from the firm. Mr. Rice’s address is:

Joseph F. Rice

Motley Rice LLC

28 Bridgeside Boulevard

Mt. Pleasant SC 29464

The other members of the Asbestos Committee remain the same.

K.	Conditions to Implementation of Amendments and Filing of Reorganization Cases

Filing of the Reorganization Cases remains conditioned upon a satisfactory vote in favor of the Plan, as amended, and obtaining requisite corporate approval, including approval by the board of directors of Halliburton. While the Debtors anticipate being in a position to file the Reorganization Cases prior to the end of 2003, there is no assurance that these conditions will be met.

RECOMMENDATION AND CONCLUSION

The Debtors, the Asbestos Committee, and the Legal Representative, subject to ongoing due diligence and review, continue to strongly recommend that all holders of Asbestos Unsecured PI Trust Claims in Class 4 and Silica Unsecured PI Trust Claims in Class 6 vote to accept the Plan and return their ballots in the enclosed envelope or fax their ballots to The Trumbull Group so that they will be received, on or before 4:00 p.m., Eastern Time, on December 11, 2003. However, the Debtors may elect to file at a date earlier than this deadline.

In the view of the Debtors, the Asbestos Committee, and the Legal Representative, the Plan provides the best available alternative for providing equitable and expeditious distributions to holders of Asbestos Unsecured PT Trust Claims and Silica Unsecured PI Trust Claims. Your support of the Plan will enable it to be implemented and help ensure its success.

The undersigned have executed this Supplemental Disclosure Statement as of the 14th day of November 2003.

Respectfully submitted,

MID-VALLEY, INC., a Pennsylvania corporation		KELLOGG BROWN & ROOT ENGINEERING CORPORATION, a New York corporation

By:	/s/ Robert R. Harl	By:	/s/ Martin G. Schweers
	Robert R. Harl President		Martin G. Schweers President

DII INDUSTRIES, LLC, a Delaware limited liability company		KELLOGG BROWN & ROOT INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Robert R. Harl	By:	/s/ Robert R. Harl
	Robert R. Harl President		Robert R. Harl President

KELLOGG BROWN & ROOT, INC., a Delaware corporation		KELLOGG BROWN & ROOT INTERNATIONAL, INC., a Panamanian corporation

By:	/s/ Robert R. Harl	By:	/s/ Robert R. Harl
	Robert R. Harl President		Robert R. Harl President

KBR TECHNICAL SERVICES, INC., a Delaware corporation		BPM MINERALS, LLC, a New Jersey limited liability company

By:	/s/ Robert R. Harl	By:	/s/ Robert R. Harl
	Robert R. Harl President		Robert R. Harl President

Annex 1

First Amendment to Plan

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE WESTERN DISTRICT OF PENNSYLVANIA

PITTSBURGH DIVISION

In re:	Chapter 11

MID-VALLEY, INC., DII INDUSTRIES, LLC, KELLOGG BROWN & ROOT, INC., KBR TECHNICAL SERVICES, INC., KELLOGG BROWN & ROOT ENGINEERING CORPORATION, KELLOGG BROWN & ROOT INTERNATIONAL, INC. (A DELAWARE CORPORATION), KELLOGG BROWN & ROOT INTERNATIONAL, INC. (A PANAMANIAN CORPORATION), AND BPM MINERALS, LLC,	Case No. 03- (Jointly Administered)
Debtors.

FIRST AMENDMENT TO JOINT PREPACKAGED PLAN OF REORGANIZATION FOR MID-VALLEY, INC., DII INDUSTRIES, LLC, KELLOGG BROWN & ROOT, INC., KBR TECHNICAL SERVICES, INC., KELLOGG BROWN & ROOT ENGINEERING CORPORATION, KELLOGG BROWN & ROOT INTERNATIONAL, INC. (A DELAWARE CORPORATION), KELLOGG BROWN & ROOT INTERNATIONAL, INC. (A PANAMANIAN CORPORATION), AND BPM MINERALS, LLC UNDER CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

KIRKPATRICK & LOCKHART LLP Jeffrey N. Rich 599 Lexington Avenue New York, New York 10022 212.536.3900 (Telephone) 212.536.3901 (Facsimile)	KIRKPATRICK & LOCKHART LLP Michael G. Zanic Henry W. Oliver Building 535 Smithfield Street Pittsburgh, Pennsylvania 15222 412.355.6500 (Telephone) 412.355.6501 (Facsimile)

Counsel for the Debtors

Dated: December     , 2003

ANNEX 1-1

Mid-Valley, Inc., a Pennsylvania corporation, DII Industries, LLC, a Delaware limited liability company, Kellogg Brown & Root, Inc., a Delaware corporation, KBR Technical Services, Inc., a Delaware corporation, Kellogg Brown & Root Engineering Corporation, a New York corporation, Kellogg Brown & Root International, Inc., a Delaware corporation, Kellogg Brown & Root International, Inc., Panamanian corporation, and BPM Minerals, LLC, a New Jersey limited liability company, being the Debtors in these Reorganization Cases, respectfully make this first amendment (the “Amendment”) to the Joint Prepackaged Plan of Reorganization for Mid-Valley, Inc., et al. under Chapter 11 of the United States Bankruptcy Code. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Uniform Glossary of Defined Terms for Plan Documents attached as Exhibit A to the Disclosure Statement, as amended herein.

1.	Article 4.2(d) of the Plan is deleted in its entirety and replaced with the following:

Class 4 – Asbestos Unsecured PI Trust Claims.

On the Effective Date, liability for all Asbestos Unsecured PI Trust Claims, including, without limitation, liability for the Asbestos Unsecured PI Trust Claim of any Claimant who is a party to an Asbestos/Silica PI Trust Claimant Settlement Agreement, shall be assumed by the Asbestos PI Trust without further act or deed and satisfied as set forth herein. Delivery by an Asbestos PI Trust Claimant listed on Exhibit A of an Asbestos/Silica PI Trust Claimant Settlement Agreement of the release required under the applicable agreement shall constitute acceptance by such Asbestos PI Trust Claimant of the terms of the applicable agreement and an election to be bound by such terms unless such agreement was terminated by written notice to the Debtors and Halliburton prior to the Petition Date.

All Unliquidated Asbestos PI Trust Claims as of the Confirmation Date shall be liquidated in accordance with the liquidation procedures in the Asbestos TDP. Qualifying Settled Asbestos PI Trust Claims shall be deemed liquidated at the amount provided for on Exhibit A to the applicable Asbestos/Silica PI Trust Claimant Settlement Agreement unless such agreement was terminated by written notice to the Debtors and Halliburton prior to the Petition Date, in which event the value of such claim shall be determined under the Asbestos TDP. Asbestos Final Judgment Claims shall be deemed liquidated at the amount of such judgment. Notwithstanding the foregoing, nothing shall prevent the holder of an Asbestos Unsecured PI Trust Claim from agreeing, prior to the Effective Date, with the Person(s) against whom the Claim is asserted, or after the Effective Date with the Asbestos PI Trust, to have such Claim be deemed to be liquidated at a lower amount.

Once liquidated, each Asbestos Unsecured PI Trust Claim shall be satisfied by the Asbestos PI Trust through the payment procedures of the Asbestos TDP, unless the holder of such Claim and the Person(s) against whom the Claim is asserted, if before the Effective Date, or the Asbestos PI Trust, if after the Effective Date, have agreed in writing to other, lesser treatment for such Claim. The provisions of the Asbestos TDP shall apply to all Asbestos PI Trust Claimants, including any Asbestos PI Trust Claimant who elects under the Asbestos TDP to have such Claim liquidated through a trial by jury. Upon receipt of the full Distribution Amount from the Asbestos PI Trust, each holder of an Asbestos Unsecured PI Trust Claim shall be deemed, without need for further action, to have assigned to the Person(s) against whom such claim is made, any Direct Action that such Claimant may have. Supplemental distributions, if any, shall be made pursuant to the Asbestos TDP. This Class is impaired. Holders of Asbestos Unsecured PI Trust Claims are entitled to vote to accept or reject this Plan.

2.	Article 4.2(f) of the Plan is deleted in its entirety and replaced with the following:

Class 6 – Silica Unsecured PI Trust Claims.

On the Effective Date, liability for all Silica Unsecured PI Trust Claims, including, without limitation, liability for the Silica Unsecured PI Trust Claim of any Claimant who is a party to an Asbestos/Silica PI Trust Claimant Settlement Agreement, shall be assumed by the Silica PI Trust

ANNEX 1-2

without further act or deed and satisfied as set forth herein. Delivery by a Silica PI Trust Claimant listed on Exhibit A of an Asbestos/Silica PI Trust Claimant Settlement Agreement of the release required under the applicable agreement shall constitute acceptance by such Silica PI Trust Claimant of the terms of the applicable agreement and an election to be bound by such terms unless such agreement was terminated by written notice to the Debtors and Halliburton prior to the Petition Date.

All Unliquidated Silica PI Trust Claims as of the Confirmation Date shall be liquidated in accordance with the Silica TDP. Qualifying Settled Silica PI Trust Claims shall be deemed liquidated at the amount provided for on Exhibit A to the applicable Asbestos/Silica PI Trust Claimant Settlement Agreement unless such agreement was terminated by written notice to the Debtors and Halliburton prior to the Petition Date, in which event the value of such claim shall be determined under the Silica TDP. Silica Final Judgment Claims shall be deemed liquidated at the amount of such judgment. Notwithstanding the foregoing, nothing shall prevent the holder of a Silica Unsecured PI Trust Claim from agreeing, prior to the Effective Date, with the Person(s) against whom the Claim is asserted, or after the Effective Date with the Silica PI Trust, to have such Claim be deemed to be liquidated at a lower amount.

Once liquidated, each Silica Unsecured PI Trust Claim shall be satisfied by the Silica PI Trust through the payment procedures of the Silica TDP, unless the holder of such Claim and the Person(s) against whom the Claim is asserted, if before the Effective Date, or the Silica PI Trust, if after the Effective Date, have agreed in writing to other, lesser treatment for such Claim. The provisions of the Silica TDP shall apply to all Silica PI Trust Claimants, including any Silica PI Trust Claimant who elects under the Silica TDP to have such Claim liquidated through a trial by jury. Upon receipt of the full Distribution Amount from the Silica PI Trust, each holder of a Silica Unsecured PI Trust Claim shall be deemed, without need for further action, to have assigned to the Person(s) against whom such claim is made, any Direct Action that such claimant may have. This Class is impaired. Holders of Silica Unsecured PI Trust Claims are entitled to vote to accept or reject this Plan.

3.	Article 6.1 of the Plan is deleted in its entirety and replaced with the following:

6.1    Assumption and Rejection of Certain Unexpired Leases and Executory Contracts.

Except as otherwise provided in the Plan Documents, any unexpired lease or executory contract that has not been expressly assumed or rejected by a Debtor with approval of the Bankruptcy Court on or prior to the Confirmation Date shall, as of the Confirmation Date (subject to the occurrence of the Effective Date), be deemed to have been assumed by such Debtor under sections 365(a) and 1123 of the Bankruptcy Code; provided, however, that this provision shall not apply to (a) Asbestos/Silica PI Trust Claimant Settlement Agreements, to the extent executory, or (b) agreements, to the extent executory, providing for indemnification of third parties for Asbestos PI Trust Claims and Silica PI Trust Claims. To the extent executory, all Asbestos/Silica PI Trust Claimant Settlement Agreements and agreements providing for indemnification of third parties for Asbestos PI Trust Claims and/or Silica PI Trust Claims shall be deemed rejected by operation of entry of the Confirmation Order unless expressly identified and assumed pursuant to an order of the Bankruptcy Court. Upon rejection, each Claimant under an Asbestos/Silica PI Trust Settlement Agreement shall be deemed to have a claim for damages equal to the amount payable to such Claimant under the applicable agreement, subject to satisfaction of the preconditions to payment; provided, however, that the foregoing provision shall not apply to any Claimant who shall have delivered a written notice to the Debtors and Halliburton on or before the Petition Date terminating such agreement and electing to have the value of such claim liquidated under the Asbestos TDP or Silica TDP, as the case may be.

4.	Article 8.1(i) of the Plan is deleted in its entirety and replaced with the following:

(i)    Intentionally Omitted.

ANNEX 1-3

5.	The Uniform Glossary of Defined Terms for Plan Documents attached as Exhibit A to the Disclosure Statement is amended by deletion of the definitions of “Asbestos PI Trust Claim,” “Payment Percentage,” “Plan,” “Silica PI Trust Claim,” “Successor Protected Party,” and “Transferee Protected Party” in their entirety and replacement of such definitions, respectively, with the following:

“Asbestos PI Trust Claim” means (a) any Claim or Demand, including a claim for damages, if any, arising from the rejection of an executory contract, whether now existing or hereafter arising or asserted against a Halliburton Entity or a Harbison-Walker Entity, whether under a direct or indirect theory of liability, and/or (b) any debt, obligation, or liability (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, bonded, secured, or unsecured), whenever and wherever arising or asserted, whether under a direct or indirect theory of liability, of a Halliburton Entity or a Harbison-Walker Entity (including, without limitation, all debts, obligations, and liabilities in the nature of or sounding in tort, contract, warranty, or any other theory of law, equity or admiralty, whether under common law or by statute); in either case (a) or (b), for, resulting from, attributable to, or arising by reason of, directly or indirectly, physical, emotional, bodily, or other personal injury or damages (including, without limitation, any Claim or Demand for compensatory damages, loss of consortium, medical monitoring, survivorship, wrongful death, proximate, consequential, general, special or punitive damages, reimbursement, indemnity, warranty, contribution, or subrogation) whether or not diagnosable or manifested before the Confirmation of the Plan or the close of these Reorganization Cases, (x) caused or allegedly caused, in whole or in part, directly or indirectly (i) by asbestos or asbestos-containing products sold, installed, handled, used, specified, made, distributed, or removed by a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable or (ii) by services, actions, or operations provided, completed, performed, or taken with asbestos or asbestos-containing products by or at the direction of a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable, or (y) caused or allegedly caused by asbestos or asbestos-containing products for which a Halliburton Entity or a Harbison-Walker Entity, or other Entity, for which such Halliburton Entity or a Harbison-Walker Entity is or may be liable, is liable under any applicable law or by contract, whether or not arising, or allegedly arising, directly or indirectly from acts or omissions of such Halliburton Entity or a Harbison-Walker Entity, or other Entity for or with which a Halliburton Entity or a Harbison-Walker Entity is or may be liable. Asbestos PI Trust Claims include, without limitation, Asbestos Secured Claims, Asbestos Unsecured PI Trust Claims, Qualifying Settled Asbestos PI Trust Claims, Indirect Asbestos PI Trust Claims, Harbison-Walker Asbestos PI Trust Claims, Asbestos Final Judgment Claims, Asbestos Bonded Claims, and Asbestos PI Trust Expenses. For purposes of this definition, Asbestos PI Trust Claim does not include (i) liability for an Asbestos Property Damage Claim or (ii) any claim by any present or former employee of a Debtor for benefits under a policy of workers’ compensation insurance or for benefits under any state or federal workers’ compensation statute or other statute providing compensation to an employee from an employer.

“Payment Percentage” means (a) the Initial Payment Percentage with respect to (i) Qualifying Settled Asbestos PI Trust Claims, (ii) Qualifying Settled Silica PI Trust Claims, (iii) Asbestos Final Judgment Claims, and (iv) Silica Final Judgment Claims, (b) the payment percentage established by the Trustees of the Asbestos PI Trust, with consent of the Legal Representative and the Asbestos TAC, for Asbestos Unsecured PI Trust Claims liquidated under the Asbestos TDP (other than claims paid as Disease Level I claims under the Asbestos TDP); provided, however, that such Payment Percentage shall not exceed the Initial Payment Percentage prior to the first (1st) anniversary of the Effective Date, (c) the payment percentage established by the Trustee of the Silica PI Trust, with consent of the Legal Representative and the Silica TAC, for Silica Unsecured PI Trust Claims liquidated under the Silica TDP; provided, however, that such Payment Percentage shall not exceed the Initial Payment Percentage prior to the first (1st)

ANNEX 1-4

anniversary of the Effective Date, and (d) 100% for Asbestos Unsecured PI Trust Claims liquidated under the Asbestos TDP and paid as claims for Other Asbestos Disease (Disease Level I).

“Plan” means the Joint Prepackaged Plan of Reorganization for the Debtors Under Chapter 11 of the United States Bankruptcy Code, as amended by the First Amendment to Joint Prepackaged Plan of Reorganization for the Debtors Under Chapter 11 of the United States Bankruptcy Code, and all exhibits attached thereto or referenced therein, as the same may be amended, modified, or supplemented.

“Silica PI Trust Claim” means (a) any Claim or Demand, including a claim for damages, if any, arising from the rejection of an executory contract, whether now existing or hereafter arising or asserted against a Halliburton Entity or a Harbison-Walker Entity, and/or (b) any debt, obligation or liability (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, bonded, secured, or unsecured), whenever and wherever arising or asserted, whether under a direct or indirect theory of liability, of a Halliburton Entity or a Harbison-Walker Entity (including, without limitation, all debts, obligations, and liabilities in the nature of or sounding in tort, contract, warranty, or any other theory of law, equity or admiralty, whether under common law or by statute); in either case (a) or (b), for, resulting from, attributable to, or arising by reason of, directly or indirectly, physical, emotional, bodily, or other personal injury or damages (including, without limitation, any Claim or Demand for compensatory damages, loss of consortium, medical monitoring, survivorship, wrongful death, proximate, consequential, general, special or punitive damages, reimbursement, indemnity, warranty, contribution or subrogation) whether or not diagnosable or manifested before the Confirmation of the Plan or the close of these Reorganization Cases, (x) caused or allegedly caused, in whole or in part, directly or indirectly (i) by silica or silica-containing products sold, installed, handled, used, specified, made, distributed, or removed by a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable or (ii) by services, actions, or operations provided, completed, performed, or taken with silica or silica-containing products by or at the direction of a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable, or (y) caused or allegedly caused by silica or silica-containing products for which a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable, are liable under any applicable law or by contract, whether or not arising, or allegedly arising, directly or indirectly from acts or omissions of such Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable. Silica PI Trust Claims include, without limitation, Silica Secured PI Trust Claims, Silica Unsecured PI Trust Claims, Qualifying Settled Silica PI Trust Claims, Indirect Silica PI Trust Claims, Harbison-Walker Silica PI Trust Claims, Silica Final Judgment Claims, Silica Bonded Claims, and Silica PI Trust Expenses. For purposes of this definition, Silica PI Trust Claim does not include (i) any claim by any present or former employee of a Debtor for benefits under a policy of workers’ compensation insurance or for benefits of any state or federal workers’ compensation statute or other statute providing compensation to an employee from an employer or (ii) any Silica PI Trust Claim that is also assertable as an Asbestos PI Trust Claim.

“Successor Protected Party” means any Entity that is or becomes a successor, successor-in-interest, or assign (by merger, assignment of assets, consolidation, operation of law, or otherwise, including any Entity designated as successor or successor-in-interest in the Confirmation Order) of any Halliburton Protected Party, Harbison-Walker Protected Party, Debtor-Indemnified Protected Party, Transferee Protected Party, or Lender Protected Party, but only to the extent that liability is asserted to exist by reason of such Entity being or becoming such successor, successor-in-interest, or assign.

ANNEX 1-5

“Transferee Protected Party” means the Asbestos PI Trust, the Silica PI Trust, or any Entity that is or becomes a direct or indirect transferee of, or successor to, any assets of any Debtor, Reorganized Debtor, any Halliburton Protected Party, any Harbison-Walker Protected Party, the Asbestos PI Trust, or the Silica PI Trust, but only to the extent that liability is asserted to exist by reason of such Entity being or becoming such a transferee or successor.

and by insertion of the following defined terms:

“Distribution Amount” means the product obtained by multiplying the Liquidated Amount of an Asbestos Unsecured PI Trust Claim or Silica Unsecured PI Trust Claim by the applicable Payment Percentage.

“First Amended Plan” means the Plan as amended by the First Amendment to Joint Prepackaged Plan of Reorganization for the Debtors Under Chapter 11 of the United States Bankruptcy Code, and all exhibits attached thereto or referenced therein.

“Initial Payment Percentage” means the fraction the numerator of which is $2.775 billion and the denominator of which is the aggregate value of Qualified Claims as of the Initial Payment Percentage Determination Date; provided, however, that the Initial Payment Percentage shall not be greater than 100% or lower than 89.95%.

“Initial Payment Percentage Determination Date” means the one-hundred and fifth (105th) day following entry of the Confirmation Order.

“Qualified Claim” means a Settled Asbestos PI Trust Claim or a Settled Silica PI Trust Claim that (a) is covered by an Asbestos/Silica PI Trust Claimant Settlement Agreement listed on Exhibit 3 to the Plan, as amended as of November 14, 2003, and (b) has been determined by the Debtors to satisfy the medical criteria for payment under the applicable settlement agreement, regardless of when, how, and by whom such claim is paid.

6.	The Asbestos PI Trust Funding Agreement attached as Exhibit 8 to the Plan is amended as set for in Schedule 1.

7.	The Silica PI Trust Funding Agreement attached as Exhibit 14 to the Plan is amended as set forth in Schedule 2.

8.	The Asbestos TDP attached as Annex 3 to the Asbestos PI Trust Agreement is amended as set forth in Schedule 3.

9.	The Silica TDP attached as Annex 3 to the Silica PI Trust Agreement is amended as set forth in Schedule 4.

10.	The Silica PI Trust Note attached as Exhibit 11 to the Plan is amended as set forth in Schedule 5.

11.	The List of Asbestos/Silica PI Trust Claimant Settlement Agreements attached as Exhibit 3 to the Plan is amended as set forth in Schedule 6.

12.	Except as expressly modified herein, all other terms of the Plan, the Glossary, the Asbestos PI Trust Funding Agreement, the Silica PI Trust Funding Agreement, the Asbestos TDP, the Silica TDP, and the Silica PI Trust Note shall remain as originally stated.

13.	Copies of conformed documents, as well as redlines of conformed documents reflecting the changes being made, may be obtained at the Debtors’ restructuring-information website (www.dresser-kbr-prepack.com) or by calling the Debtors’ balloting agent at 877-495-1982 (toll-free within the United States)/ +1-860-687-3975 (if calling from outside the United States).

ANNEX 1-6

MID-VALLEY, INC., a Pennsylvania corporation

By:

Robert R. Harl President

DII INDUSTRIES, LLC, a Delaware limited liability company

By:

Robert R. Harl President

KELLOGG BROWN & ROOT, INC., a Delaware corporation

By:

Robert R. Harl President

KBR TECHNICAL SERVICES, INC., a Delaware corporation

By:

Robert R. Harl President

KELLOGG BROWN & ROOT ENGINEERING CORPORATION, a New York corporation

By:

Robert R. Harl President

KELLOGG BROWN & ROOT INTERNATIONAL, INC., a Delaware corporation

By:

Robert R. Harl President

KELLOGG BROWN & ROOT INTERNATIONAL, INC., a Panamanian corporation

By:

Robert R. Harl President

BPM MINERALS, LLC, a New Jersey limited liability company

By:

Robert R. Harl President

ANNEX 1-7

Schedule 1

Section 2.4 of the Asbestos PI Trust Funding Agreement is amended by deleting section 2.4 in its entirety and replacing it with the following:

2.4    Simultaneously with the confirmation of the Qualifying Settled Asbestos PI Trust Claims Schedule, the Managing Trustee shall issue irrevocable payment instructions to the bank at which the Qualifying Settled Asbestos PI Trust Claims Trust Account has been established directing payment of an amount equal to the product of (a) the scheduled amount of each Qualifying Settled Asbestos PI Trust Claim that has been confirmed pursuant to article 2.3 above, multiplied by (b) the Initial Payment Percentage.

Section 2.5 of the Asbestos PI Trust Funding Agreement is amended by deleting section 2.5 in its entirety and replacing it with the following:

2.5    Upon receipt of a copy of the Managing Trustee’s irrevocable payment instructions, the Reorganized Debtors shall fund by wire transfer the Qualifying Settled Asbestos PI Trust Claims Trust Account in the amounts set forth on the Qualifying Settled Asbestos PI Trust Claims Schedule multiplied by the Initial Payment Percentage. In the event that a payment made to a holder of a Qualifying Settled Asbestos PI Trust Claim pursuant to this provision cannot be delivered or is returned to the Asbestos PI Trust, the Managing Trustee shall promptly advise the Reorganized Debtors who shall attempt to resolve the problem and issue updated delivery instructions. If a payment cannot be delivered or is not cashed by the designated recipients within two (2) years from the initial delivery attempt, all right and title to such funds shall become property of the Asbestos PI Trust in accordance with article 9.6(a) of the Plan.

SCHEDULE 1-1

Schedule 2

Section 2.4 of the Silica PI Trust Funding Agreement is amended by deleting section 2.4 in its entirety and replacing it with the following:

2.4    Simultaneously with the confirmation of the Qualifying Settled Silica PI Trust Claims Schedule, the Trustee shall issue irrevocable payment instructions to the bank at which the Qualifying Settled Silica PI Trust Claims Trust Account has been established directing payment of an amount equal to the product of (a) the scheduled amount of each Qualifying Settled Silica PI Trust Claim that has been confirmed pursuant to article 2.3 above, multiplied by (b) the Initial Payment Percentage.

Section 2.5 of the Silica PI Trust Funding Agreement is amended by deleting section 2.5 in its entirety and replacing it with the following:

2.5    Upon receipt of a copy of the Trustee’s irrevocable payment instructions, the Reorganized Debtors shall fund by wire transfer the Qualifying Settled Silica PI Trust Claims Trust Account in the amounts set forth on the Qualifying Settled Silica PI Trust Claims Schedule multiplied by the Initial Payment Percentage. In the event that a payment made to a holder of a Qualifying Settled Asbestos PI Trust Claim pursuant to this provision cannot be delivered or is returned to the Silica PI Trust, the Trustee shall promptly advise the Reorganized Debtors who shall attempt to resolve the problem and issue updated delivery instructions. If a payment cannot be delivered or is not cashed by the designated recipients within two (2) years from the initial delivery attempt, all right and title to such funds shall become property of the Silica PI Trust in accordance with article 9.6 of the Plan.

SCHEDULE 2-1

Schedule 3

Section 2.1 of the Asbestos TDP is deleted in its entirety and replaced with the following:

2.1    Asbestos PI Trust Goals

The goal of the Asbestos PI Trust is to treat all claimants equitably and in accordance with the requirements of section 524(g) of the Bankruptcy Code. This Asbestos TDP furthers that goal by setting forth procedures for processing and paying claims generally on an impartial, first-in-first-out (“FIFO”) basis, with the intention of paying all claimants over time as equivalent a share as possible of the value of their claims based on historical values for substantially similar claims in the tort system.1 To this end, the Asbestos TDP establishes a single schedule of eight asbestos-related diseases (“Disease Levels”), seven of which have presumptive medical and exposure requirements (“Medical/Exposure Criteria”) and specific liquidated values (“Scheduled Values”), and five of which have both anticipated average values (“Average Values”) and caps on their liquidated values (“Maximum Values”). The Disease Levels, Medical/Exposure Criteria, Scheduled Values, Average Values, and Maximum Values, set forth in sections 5.3 and 5.4 below, have been selected and derived with the intention of achieving a fair allocation of the Asbestos PI Trust funds as among claimants suffering from different disease processes in light of the best available information considering the settlement history of the Halliburton Entities and the Harbison-Walker Entities and the rights claimants would have in the tort system absent the Reorganization Cases.

A claimant may assert separate Asbestos PI Trust Claims against the Asbestos PI Trust based on exposure to asbestos or asbestos-containing products manufactured or distributed by more than one of the Halliburton Entities or the Harbison-Walker Entities (the “Multiple Exposure Claims”); provided however, that all such Multiple Exposure Claims must be filed by the claimant at the same time. To the extent that the Asbestos PI Trust has separate liabilities to a single claimant based on Multiple Exposure Claims, the Asbestos PI Trust shall pay the claimant its several share of the liquidated value of each of the separate claim or claims for which it is liable, subject to the applicable Payment Percentage and Maximum Annual Payment, and Claims Payment Ratio limitations, if any, set forth below. Under no circumstances, however, shall any claimant receive more than the full liquidated value of each of one Harbison-Walker Asbestos PI Trust Claim and one Non-Harbison-Walker Asbestos PI Trust Claim (as defined in section 5.3(a)(3) below) as such value(s) is (are) determined under this TDP.

Section 2.2 of the Asbestos TDP is deleted in its entirety and replaced with the following:

2.2    Asbestos PI Trust Claim Liquidation Procedures

Asbestos PI Trust Claims shall be processed based on their place in the FIFO Processing Queues to be established pursuant to section 5.1(a) and section 5.2 below. The Asbestos PI Trust shall take all reasonable steps to resolve Asbestos PI Trust Claims as efficiently and expeditiously as possible at each stage of claims processing and arbitration, which steps may include conducting settlement discussions with claimants’ representatives of more than one claim at a time. The Asbestos PI Trust also shall make every effort to resolve each year at least that number of Asbestos PI Trust Claims required to exhaust the Maximum Annual Payment and the Maximum Available Payment, as those terms are defined below.

The Asbestos PI Trust shall process and liquidate all Asbestos PI Trust Claims, other than Qualifying Settled Asbestos PI Trust Claims and Asbestos Final Judgment Claims, pursuant to the relevant provisions of this TDP. Qualifying Settled Asbestos PI Trust Claims shall be processed and

[1]	As used in this Asbestos TDP, the phrase “in the tort system” shall include only claims asserted by way of litigation and not claims asserted against a trust established pursuant to section 524(g) and/or section 105 of the Bankruptcy Code or any other applicable law.

SCHEDULE 3-1

paid solely pursuant to the Plan, the Asbestos PI Trust Funding Agreement, and section 5.2(a) below. Asbestos Final Judgment Claims shall be processed and paid pursuant to section 5.2(b) below.

Asbestos PI Trust Claims, other than foreign claims, that meet the presumptive Medical/Exposure Criteria of Disease Levels I–V, VII, and VIII shall be processed and paid under the Expedited Review process described in section 5.3(a) herein. Asbestos PI Trust Claims involving Disease Levels I–V, VII, and VIII that do not meet the presumptive Medical/Exposure Criteria for the relevant Disease Level may undergo the Asbestos PI Trust’s Individual Review process described in section 5.3(b). In such a case, notwithstanding that the claim does not meet the presumptive Medical/Exposure Criteria for the relevant Disease Level, the Asbestos PI Trust can offer the claimant an amount up to the Scheduled Value of that Disease Level, if the Asbestos PI Trust is satisfied that the claimant has presented a claim that would be cognizable and valid in the tort system.

Asbestos PI Trust Claims involving Disease Levels IV–VIII tend to raise more complex valuation issues than the Asbestos PI Trust Claims in Disease Levels I–III. Accordingly, claimants holding claims involving these Disease Levels may in addition or alternatively seek to establish a liquidated value for the claim that is greater than its Scheduled Value by electing the Asbestos PI Trust’s Individual Review process. However, the liquidated value of a more serious Disease Level IV, V, VII, or VIII claim that undergoes the Individual Review process for valuation purposes may be determined to be less than its Scheduled Value and, in any event, shall not exceed the Maximum Value for the relevant Disease Level set forth in sections 5.3(b)(3) and 5.3(b)(4) below, unless the claim qualifies as an Extraordinary Claim as defined in section 5.4(a) below, in which case its liquidated value cannot exceed the Maximum Value specified in that provision for such claims. Disease Level VI (Lung Cancer 2) claims and all foreign claims may be liquidated only pursuant to the Asbestos PI Trust’s Individual Review process.

Based upon the Halliburton Entities’ and the Harbison-Walker Entities’ claims settlement history in light of applicable tort law, and current projections of present and future unliquidated claims, the Scheduled Values and Maximum Values set forth in sections 5.3(b)(3) and 5.3(b)(4) have been established for each of the (5) five more serious Disease Levels that are eligible for Individual Review of their liquidated values, with the expectation that the combination of settlements at the Scheduled Values and those resulting from the Individual Review process will result in the Average Values also set forth in that provision.

All unresolved disputes over a claimant’s medical condition, exposure history, and/or the liquidated value of the Asbestos PI Trust Claim shall be subject to binding or nonbinding arbitration as set forth in section 5.10 below, at the election of the claimant, under the ADR Procedures that are provided in Attachment A hereto. Disputes over whether an Asbestos PI Trust Claim is an Asbestos Final Judgment Claim shall also be resolved pursuant to the ADR Procedures attached hereto. Asbestos PI Trust Claims that are the subject of a dispute with the Asbestos PI Trust which cannot be resolved by such ADR Procedures, including nonbinding arbitration, may enter the tort system as provided in sections 5.11 and 7.6 below. However, if and when a claimant obtains a judgment in the tort system, the judgment will be payable (subject to the Payment Percentage, Maximum Available Payment, and Claims Payment Ratio provisions set forth below) as provided in section 7.7.

Disputes over whether an Asbestos PI Trust Claim is a Qualifying Settled Asbestos PI Trust Claim will be resolved solely pursuant to the terms of the applicable Asbestos PI Trust Claimant Settlement Agreement and the Plan.

Section 2.3 of the Asbestos TDP is deleted in its entirety and replaced with the following:

2.3    Asbestos PI Trust Application of the Payment Percentage

After the Liquidated Amount of an Asbestos PI Trust Claim, other than a claim involving Other Asbestos Disease (Disease Level I) as defined in section 5.3(a)(3), is determined pursuant to the

SCHEDULE 3-2

procedures set forth herein for Expedited Review, Individual Review, arbitration, litigation in the tort system, or by settlement, the claimant will ultimately receive a pro-rata share of that value based on the Payment Percentage described in section 4.2.

As defined in the Plan, the Payment Percentage (a) shall be the Initial Payment Percentage with respect to all Qualifying Settled Asbestos PI Trust Claims and Asbestos Final Judgment Claims and (b) the Payment Percentage selected by the Trustees of the Asbestos PI Trust with consent of the Legal Representative with respect to all claims liquidated under the Asbestos TDP (other than claims paid as claims for Disease Level I (Other Asbestos Disease)); provided, however, that the Payment Percentage shall not exceed the Initial Payment Percentage prior to the first (1st) anniversary of the Effective Date. The Payment Percentage for Disease Level I shall be 100%. The Payment Percentage may be adjusted upwards or downwards from time to time by the Asbestos PI Trust with the consent of the Asbestos TAC and the Legal Representative to reflect then-current estimates of the Asbestos PI Trust’s assets and its liabilities, as well as the estimated value of then-pending and future claims. The Trustees will calculate the Payment Percentage based on the assumption that the Average Values set forth in sections 5.3(b)(3) and 5.3(b)(4) will be achieved by the Asbestos PI Trust with respect to existing present claims and projected future claims involving Disease Levels IV–VIII. However, any adjustment to the Payment Percentage shall be made only pursuant to section 4.2. If the Payment Percentage is increased over time, claimants (i) whose claims are subject to the Payment Percentage, (ii) whose claims were liquidated under the Asbestos TDP or who hold Asbestos Final Judgment Claims, and (iii) who were paid in prior periods under the Asbestos TDP, will not receive additional payments except as provided in section 4.2 relating to circumstances in which the Asbestos PI Trust has received additional contributions under the Asbestos PI Trust Additional Funding Agreement. Because there is uncertainty in the prediction of both the number and severity of future claims and the amount of the Asbestos PI Trust’s assets, no guarantee can be made of the Payment Percentage that will be applied to a particular Asbestos PI Trust Claim.

Section 4.2 of the Asbestos TDP is deleted in its entirety and replaced with the following:

4.2    Payment Percentage

The Payment Percentage (as defined in the Plan) shall apply to all payments made from the Asbestos PI Trust, other than payments made on account of claims involving Other Asbestos Disease (Disease Level I), to assure that such Asbestos PI Trust will be in a financial position to pay holders of present and future Asbestos PI Trust Claims in substantially the same manner. Any subsequent changes to the Payment Percentage shall require the consent of the Asbestos TAC and the Legal Representative. The Payment Percentage shall be subject to change pursuant to the terms of this Asbestos TDP and the Asbestos PI Trust if the Trustees determine that an adjustment is required. No less frequently than once every three (3) years, commencing with the first day of January occurring after the Plan is consummated, the Trustees shall reconsider the then-applicable Payment Percentage to assure that it is based on accurate, current information and may, after such reconsideration, change the Payment Percentage, if necessary, with the consent of the Asbestos TAC and the Legal Representative. The Trustees also shall reconsider the then-applicable Payment Percentage at shorter intervals if they deem such reconsideration to be appropriate or if requested to do so by the Asbestos TAC or the Legal Representative. The Trustees must base their determination of the Payment Percentage on current estimates of the number, types, and values of present and future Asbestos PI Trust Claims, the value of the assets then available to the Asbestos PI Trust for their payment, all anticipated administrative and legal expenses, and any other material matters that are reasonably likely to affect the sufficiency of Asbestos PI Trust funds to pay a comparable percentage of full value to all holders of Asbestos PI Trust Claims. When making these determinations, the Trustees shall exercise common sense and shall flexibly evaluate all relevant factors.

The uncertainty surrounding the amount of the Asbestos PI Trust’s future assets is due in part to the fact that the Asbestos PI Trust may receive additional contributions under the Asbestos PI Trust

SCHEDULE 3-3

Additional Funding Agreement. Any additional contributions will be used first to maintain the then-applicable Payment Percentage.

However, if the additional contributions exceed the amount estimated to be reasonably necessary to maintain the Payment Percentage then in effect, the Asbestos PI Trust, with the consent of the Asbestos TAC and the Legal Representative, shall adjust the Payment Percentage upward to reflect the increase in available assets and shall also make supplemental payments to claimants who previously liquidated their claims against the Asbestos PI Trust and received payments based on a lower Payment Percentage. The amount of any such supplemental payment shall be the liquidated value of the claim in question times the newly adjusted Payment Percentage, less all amounts previously paid the claimant with respect to the claim. In no event shall the Asbestos PI Trust make such supplemental payments to holders of Qualifying Settled Asbestos PI Trust Claims.

Section 4.3 of the Asbestos TDP is deleted in its entirety and replaced with the following:

4.3    Applicability of the Payment Percentage

Except as otherwise provided in section 5.1(c) below for Asbestos PI Trust Claims involving deceased or incompetent claimants for which approval of the Asbestos PI Trust’s offer by a court or through a probate process is required, no holder of any other Asbestos PI Trust Claim, other than an Asbestos PI Trust Claim for Other Asbestos Disease (Disease Level I), shall receive from the Asbestos PI Trust a payment that exceeds the Liquidated Amount of the claim times the Payment Percentage in effect at the time of payment unless a Reduced Payment Option applies. Asbestos PI Trust Claims involving Other Asbestos Disease (Disease Level I) shall not be subject to the Payment Percentage, but shall instead be paid the full amount of their Scheduled Value as set forth in section 5.3(a)(3) below.

If a redetermination of the Payment Percentage has been proposed in writing by the Trustees to the Asbestos TAC and the Legal Representative but has not yet been adopted, the claimant shall receive the lower of the current Payment Percentage or the proposed Payment Percentage. However, if the proposed Payment Percentage was the lower amount but is not subsequently adopted, the claimant shall thereafter receive the difference between the lower proposed amount and the higher current amount. Conversely, if the proposed Payment Percentage was the higher amount and is subsequently adopted, the claimant shall thereafter receive the difference between the lower current amount and the higher adopted amount.

Section 5.1(a)(2) of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.1(a)(2)    Effect of Statutes of Limitations and Repose

To be eligible for a place in the FIFO Processing Queue, a claim must meet either (i) for claims first filed in the tort system against one or more of the Halliburton Entities or the Harbison-Walker Entities prior to the DII Industries Petition Date, the applicable federal, state, and foreign statute of limitation and repose that was in effect at the time of the filing of the claim in the tort system or (ii) for claims not filed against one or more of the Halliburton Entities or the Harbison-Walker Entities in the tort system prior to the DII Industries Petition Date, the applicable statute of limitation that was in effect at the time of the filing with Asbestos PI Trust. However, the running of the relevant statute of limitation shall be tolled as of the earliest of (A) the actual filing of the claim against one or more of the Halliburton Entities or the Harbison-Walker Entities prior to the DII Industries Petition Date, whether in the tort system or by submission of the claim to one or more of the Halliburton Entities or the Harbison-Walker Entities pursuant to an administrative settlement agreement; (B) the filing of the claim against another defendant in the tort system prior to the DII Industries Petition Date if the claim was tolled against one or more of the Halliburton Entities or the Harbison-Walker Entities at the time by an agreement or otherwise; (C) the filing of a claim after the DII Industries Petition Date but prior to the DII Industries Effective Date against another defendant in the tort system; and (D) the filing of a

SCHEDULE 3-4

proof of claim with the requisite supporting documentation with the Asbestos PI Trust after the DII Industries Effective Date.

If an Asbestos PI Trust Claim meets any of the tolling provisions described in the preceding sentence and the claim was not barred by the applicable federal, state, or foreign statute of limitation at the time of the tolling event, it will be treated as timely filed if it is actually filed with the Asbestos PI Trust within three (3) years after the DII Industries Effective Date. In addition, any claims that were first diagnosed after the DII Industries Petition Date, irrespective of the application of any relevant federal, state, or foreign statute of limitation or repose, may be filed with the Asbestos PI Trust within three (3) years after the date of diagnosis or within three (3) years after the DII Industries Effective Date, whichever occurs later. However, the processing of any Asbestos PI Trust Claim by the Asbestos PI Trust may be deferred at the election of the claimant pursuant to section 6.3.

Section 5.3 of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.3    Resolution of Unliquidated Asbestos PI Trust Claims

Within six months after the establishment of the Asbestos PI Trust, the Trustees, with the consent of the Asbestos TAC and the Legal Representative, shall adopt procedures for reviewing and liquidating all unliquidated Asbestos PI Trust Claims, which shall include deadlines for processing such claims. Such procedures shall also require that claimants seeking resolution of unliquidated Asbestos PI Trust Claims first file a proof of claim form, together with the required supporting documentation, in accordance with the provisions of sections 6.1 and 6.2 below. It is anticipated that the Asbestos PI Trust shall provide an initial response to the claimant within six months of receiving the proof of claim form.

The proof of claim form shall require the claimant to assert his or her claim for the highest Disease Level for which the claim qualifies at the time of filing. Irrespective of the Disease Level alleged on the proof of claim form, all claims shall be deemed to be a claim for the highest Disease Level for which the claim qualifies at the time of filing, and all lower Disease Levels for which the claim may also qualify at the time of filing or in the future shall be treated as subsumed into the higher Disease Level for both processing and payment purposes.

Upon filing of a valid proof of claim form with the required supporting documentation, the claimant shall be placed in the FIFO Processing Queue in accordance with the ordering criteria described in section 5.1(a) above. The Asbestos PI Trust shall provide the claimant with six-months notice of the date by which it expects to reach the claim in the FIFO Processing Queue, following which the claimant shall promptly (i) advise the Asbestos PI Trust whether the claim should be liquidated under the Asbestos PI Trust’s Expedited Review process described in section 5.3(a) below or, in certain circumstances, under the Asbestos PI Trust’s Individual Review process described in section 5.3(b) below; (ii) provide the Asbestos PI Trust with any additional medical and/or exposure evidence that was not provided with the original claim submission; and (iii) advise the Asbestos PI Trust of any change in the claimant’s Disease Level. If a claimant fails to respond to the Asbestos PI Trust’s notice prior to the reaching of the claim in the FIFO Processing Queue, the Asbestos PI Trust will process and liquidate the claim under the Expedited Review process based upon the medical/exposure evidence previously submitted by the claimant, although the claimant shall retain the right to request Individual Review as described in section 5.3(b) below.

Footnote 4 of the Asbestos TDP is deleted in its entirety and replaced with the following:

Evidence of “Bilateral Asbestos-Related Nonmalignant Disease” for purposes of meeting the criteria for establishing Disease Levels I, II, III, V, and VII, means either (i) a chest X-ray read by a qualified B reader of 1/0 or higher on the ILO scale or (ii)(x) a chest X-ray read by a qualified B reader, (y) a CT scan read by a qualified physician, or (z) pathology, in each case showing either

SCHEDULE 3-5

bilateral interstitial fibrosis, bilateral pleural plaques, bilateral pleural thickening, or bilateral pleural calcification. Solely for claims filed against the Halliburton Entities and/or the Harbison-Walker Entities or another asbestos defendant in the tort system prior to the DII Industries Petition Date, if an ILO reading is not available, either (i) a chest X-ray or a CT scan read by a qualified physician, or (ii) pathology, in each case showing bilateral interstitial fibrosis, bilateral pleural plaques, bilateral pleural thickening, or bilateral pleural calcification consistent with or compatible with a diagnosis of asbestos-related disease, shall be evidence of a “Bilateral Asbestos-Related Nonmalignant Disease” for purposes of meeting the presumptive medical requirements of Disease Levels I, II, III, V, and VII. Pathological evidence of asbestosis may be based on the pathological grading system for asbestosis described in the Special Issue of the Archives of Pathology and Laboratory Medicine, “Asbestos-Associated Diseases,” Vol. 106, No. 11, App. 3 (October 8, 1982).

Section 5.3(b)(1) of the Asbestos TDP is amended by insertion of the following text immediately after the heading “5.3(b)(1) In General”:

Subject to the provisions set forth below, an Asbestos PI Trust claimant may elect to have his or her Asbestos PI Trust Claim reviewed for purposes of determining whether the claim would be compensable in the tort system even though it does not meet the presumptive Medical/Exposure Criteria for any of the Disease Levels set forth in section 5.3(a)(3) above. In addition, or alternatively, an Asbestos PI Trust claimant may elect to have a claim undergo the Individual Review process for purposes of determining whether the liquidated value of the claim exceeds the Scheduled Value for the relevant Disease Level also set forth in said provision. However, until such time as the Asbestos PI Trust has made an offer on a claim pursuant to Individual Review, the claimant may change his or her Individual Review election and have the claim liquidated pursuant to the Asbestos PI Trust’s Expedited Review process. In the event of such a change in the processing election, the claimant shall nevertheless retain his or her place in the FIFO Processing Queue.

The liquidated value of all foreign claims shall be established pursuant to the Asbestos PI Trust’s Individual Review process. In reviewing foreign claims, the Asbestos PI Trust shall take into account all relevant procedural and substantive legal rules to which the claims would be subject in the Claimant’s Jurisdiction as defined in section 5.3(b)(2) below. The Asbestos PI Trust shall determine the liquidated value of foreign claims based on historical settlements and verdicts in the Claimant’s Jurisdiction as well as the other valuation factors set forth in section 5.3(b)(2) below.

For purposes of the Individual Review process, the Trustees, with the consent of the Asbestos TAC and the Legal Representative, may develop separate Medical/Exposure Criteria and standards, as well as separate requirements for physician and other professional qualifications, which shall be applicable to foreign claims; provided, however, that such criteria, standards, or requirements shall not effectuate substantive changes to the claims-eligibility requirements under this Asbestos TDP, but rather shall be made only for the purpose of adapting those requirements to the particular licensing provisions and/or medical customs or practices of the foreign country in question.

At such time as the Asbestos PI Trust has sufficient historical settlement, verdict, and other valuation data for claims from a particular foreign jurisdiction, the Trustees, with the consent of the Asbestos TAC and the Legal Representative, may also establish a separate valuation matrix for such claims based on that data.

Section 5.4 of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.4    Categorizing Claims as Extraordinary and/or Exigent Hardship

5.4(a)(1)    Extraordinary Claims

“Extraordinary Claim” means an Asbestos PI Trust Claim that otherwise satisfies the Medical Criteria for Disease Levels II-VIII and that is held by a claimant whose exposure to asbestos

SCHEDULE 3-6

(i) occurred primarily as a result of working in manufacturing facilities of one or more of the Halliburton Entities or the Harbison-Walker Entities or their predecessors during a period in which the Halliburton Entities or the Harbison-Walker Entities were manufacturing asbestos-containing products at the facility, provided that the claim is a tort claim that is not otherwise barred by a statutory workers’ compensation program, or (ii) was at least 75% the result of Company Exposure as defined in section 5.7(c) below, and there is little likelihood of a substantial recovery elsewhere. All such Extraordinary Claims shall be presented for Individual Review and, if valid, shall be entitled to an award of up to (i) for Disease Levels II-V, VII, and VIII, five (5) times the Scheduled Value for such claims and (ii) for Disease Level VI, five (5) times the Average Value for such claims, multiplied by the applicable Payment Percentage.

Any dispute as to Extraordinary Claim status shall be submitted to a special Extraordinary Claims Panel established by the Asbestos PI Trust with the consent of the Asbestos TAC and the Legal Representative. All decisions of the Extraordinary Claims Panel shall be final and not subject to any further administrative or judicial review.

An Extraordinary Claim, following its liquidation, shall be placed in the FIFO Payment Queue ahead of all other Asbestos PI Trust Claims except Exigent Hardship Claims, Disease Level I (Other Asbestos Disease) Claims, and Asbestos Final Judgment Claims, which shall be first in said queue based on its date of liquidation, subject to the Maximum Available Payment and Claims Payment Ratio described above.

5.4(a)(2) Exigent Hardship Claims

At any time the Asbestos PI Trust may liquidate and pay Asbestos PI Trust Claims that qualify as Exigent Hardship Claims as defined below. Such claims may be considered separately no matter what the order of processing otherwise would have been under this TDP. An Exigent Hardship Claim, following its liquidation, shall be placed first in the FIFO Payment Queue ahead of all other liquidated Asbestos PI Trust Claims, except Disease Level I (other Asbestos Disease) Claims and Asbestos Final Judgment Claims, subject to the Maximum Available Payment and Claims Payment Ratio described above. An Asbestos PI Trust Claim qualifies for payment as an Exigent Hardship Claim if the claim meets the Medical/Exposure Criteria for Severe Asbestosis (Disease Level IV) or an asbestos-related malignancy (Disease Levels V-VIII) and the Asbestos PI Trust, in its sole discretion, determines (a) that the claimant needs financial assistance on an immediate basis based on the claimant’s expenses and all sources of available income and (b) that there is a casual connection between the claimant’s dire financial condition and the claimant’s asbestos-related disease (“Exigent Hardship Claims”).

Section 5.6 of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.6    Indirect Asbestos PI Trust Claims

Indirect Asbestos PI Trust Claims that are asserted against the Asbestos PI Trust based upon theories of contribution or indemnification under applicable law may not be processed or paid by the Asbestos PI Trust unless the holder of such claim (the “Indirect Asbestos Claimant”) establishes to the satisfaction of the Trustees that (a) the Indirect Asbestos Claimant has paid in full obligations that the Asbestos PI Trust otherwise would have had to an individual claimant (the “Direct Asbestos Claimant”), (b) the Asbestos PI Trust has been or shall be forever and fully released from all liability to both the Direct Asbestos Claimant and the Indirect Asbestos Claimant, and (c) the claim is not otherwise barred by a statute of limitation, repose, or other applicable non-bankruptcy law. In no event shall any Indirect Asbestos Claimant have any rights against the Asbestos PI Trust superior to the rights of the related Direct Asbestos Claimant against the Asbestos PI Trust, including any rights with respect to the timing, amount, or manner of payment; provided, however, that, in addition, no Indirect Asbestos PI Trust Claim may be liquidated and paid in an amount that exceeds the lesser of (a) the amount the Direct Asbestos Claimant would have been entitled to recover from the Asbestos PI Trust or (b) the amount that the Indirect Asbestos Claimant has actually paid the related Direct Asbestos Claimant.

SCHEDULE 3-7

Except as may be permitted after individual review, the Asbestos PI Trust shall not pay any Indirect Asbestos Claimant unless and until the Indirect Asbestos Claimant’s aggregate liability for the Direct Asbestos Claimant’s claim has been fixed, liquidated, and paid by the Indirect Asbestos Claimant by settlement (with an appropriate full release in favor of the Asbestos PI Trust) or a Final Order provided that such claim is valid under the applicable non-bankruptcy law. In any case where the Indirect Asbestos Claimant has satisfied the claim of a Direct Asbestos Claimant against the Asbestos PI Trust under applicable law by way of a settlement, the Indirect Asbestos Claimant shall obtain for the benefit of the Asbestos PI Trust a release in form and substance satisfactory to the Trustees. The liquidated value of any Indirect Asbestos PI Trust Claim paid by the Asbestos PI Trust to an Indirect Asbestos Claimant shall be treated as an offset to or reduction of the full liquidated value of any Asbestos PI Trust Claim that might be subsequently asserted by the Direct Asbestos Claimant against the Asbestos PI Trust. Any dispute between the Asbestos PI Trust and an Indirect Asbestos Claimant over whether the Indirect Asbestos Claimant has a right to reimbursement for any amount paid to a Direct Asbestos Claimant shall be subject to the ADR procedures provided in section 5.10 below and set forth in Attachment A hereto. If such dispute is not resolved by said ADR procedures, the Indirect Asbestos Claimant may litigate the dispute in the tort system pursuant to sections 5.11 and 7.6 below. The Trustees may develop and approve a separate proof of claim form for such Indirect Asbestos PI Trust Claims.

Indirect Asbestos PI Trust Claims shall be processed in accordance with procedures to be developed and implemented by the Trustees, which procedures (a) shall determine the validity and enforceability of such claims and (b) shall otherwise provide the same liquidation and payment procedures and rights to the holders of such claims as the Asbestos PI Trust would have afforded the holders of the underlying valid Asbestos PI Trust Claims. Nothing in this Asbestos TDP is intended to preclude a trust to which asbestos-related liabilities are channeled from asserting an Indirect Asbestos PI Trust Claim against the Asbestos PI Trust subject to the requirements set forth herein.

Section 5.7(a)(1)(A) of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.7(a)(1)(A)    Disease Levels I–IV

Except for claims filed against the Halliburton Entities and/or the Harbison-Walker Entities or another asbestos defendant in the tort system prior to the DII Industries Petition Date, all diagnoses of a non-malignant asbestos-related disease (Disease Levels I–IV) shall be based, in the case of a claimant who was living at the time the claim was filed, upon a physical examination of the claimant by the physician providing the diagnosis of the asbestos-related disease. Such claimants must also provide: (i) for claims involving Disease Levels I–III, evidence of Bilateral Asbestos-Related Nonmalignant Disease (as defined in Footnote 4 above); (ii) for claims involving Disease Level IV,2 an ILO reading of 2/1 or greater or pathological evidence of asbestosis; and (iii) for claims involving either Disease Level III or IV, pulmonary function testing.3 In the case of a claimant who was deceased at the time the claim was filed, his or her representative must provide either: (i) a physical examination of the claimant by the physician providing the diagnosis of the asbestos-related disease; (ii) pathological evidence of the non-malignant asbestos-related disease; (iii)(a) in the case of Disease Levels I–III, evidence of Bilateral Asbestos-Related Nonmalignant Disease (as defined in Footnote 4 above) or (b) for Disease Level IV, either an ILO reading of 2/1 or greater or pathological evidence of asbestosis; or (iv) for either Disease Level III or IV, pulmonary function testing.

[2]	All diagnoses of Asbestos/Pleural Disease (Disease Levels II and III) not based on pathology shall be presumed to be based on findings of bilateral asbestosis or pleural disease, and all diagnoses of Mesothelioma (Disease Level VIII) shall be presumed to be based on findings that the disease involves a malignancy. However, the Asbestos PI Trust may rebut such presumptions.
[3]	“Pulmonary Function Testing” shall mean spirometry testing that is in material compliance with the quality criteria established by the American Thoracic Society (“ATS”) and is performed on equipment that is in material compliance with ATS standards for technical quality and calibration.

SCHEDULE 3-8

Section 5.7(a)(1)(B) of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.7(a)(1)(B)    Disease Levels V–VIII

All diagnoses of an asbestos-related malignancy (Disease Levels V–VIII) shall be based upon either (i) a physical examination of the claimant by the physician providing the diagnosis of the asbestos-related disease or (ii) a diagnosis of such a malignant Disease Level by a board-certified pathologist.

Section 5.7(a)(1)(C) of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.7(a)(1)(C)    Exception to the Exception for Certain Pre-Petition Claims

If the holder of an Asbestos PI Trust Claim that was filed against a Halliburton Entity or a Harbison-Walker Entity or another defendant in the tort system prior to the Petition Date has not provided the Asbestos PI Trust with a diagnosis of the asbestos-related disease by a physician who conducted a physical examination of the claimant described in sections 5.7(a)(1)(A) and 5.7(a)(1)(B), but the claimant has available such a diagnosis by an examining physician engaged by the claimant, or the claimant has filed such a diagnosis with another asbestos-related personal injury settlement trust that requires such evidence, the claimant shall provide such diagnosis to the Asbestos PI Trust notwithstanding the exceptions in sections 5.7(a)(1)(A) and 5.7(a)(1)(B).

Section 6.1 of the Asbestos TDP is deleted in its entirety and replaced with the following:

6.1    Claims Materials

The Asbestos PI Trust shall prepare suitable and efficient claims materials (“Claims Materials”), for all Asbestos PI Trust Claims, and shall provide such Claims Materials upon a written request for such materials to the Asbestos PI Trust. The proof of claim form to be submitted to the Asbestos PI Trust shall require the claimant to assert the highest Disease Level for which the claim qualifies at the time of filing and shall require the claimant to identify the Halliburton Entities or the Harbison-Walker Entities his or her claim alleges liability against. The proof of claim form shall also include a certification by the claimant or his or her attorney sufficient to meet the requirements of Rule 11(b) of the Federal Rules of Civil Procedure. In developing its claim-filing procedures, the Asbestos PI Trust shall make every reasonable effort to provide claimants with the opportunity to utilize currently available technology at their discretion, including filing claims and supporting documentation over the internet and electronically by disk or CD-rom. A copy of the proof of claim form to be used by the Asbestos PI Trust for unliquidated Asbestos PI Trust Claims is included in Attachment B hereto. The proof of claim form may be changed by the Asbestos PI Trust with the consent of the Asbestos TAC and the Legal Representative.

SCHEDULE 3-9

Schedule 4

Section 4.6 of the Silica TDP is deleted in its entirety and replaced with the following:

4.6    Indirect Silica Unsecured PI Trust Claims

Indirect Silica Unsecured PI Trust Claims that are asserted against the Silica PI Trust based upon theories of contribution or indemnification under applicable law may not be processed or paid by the Silica PI Trust unless the holder of such claim (the “Indirect Silica PI Trust Claimant”) establishes to the satisfaction of the Trustees that (a) the Indirect Silica PI Trust Claimant has paid in full obligations that the Silica PI Trust otherwise would have had to an individual claimant (the “Direct Silica PI Trust Claimant”), (b) the Silica PI Trust has been or shall be forever and fully released from all liability to both the Direct Silica PI Trust Claimant and the Indirect Silica PI Trust Claimant, and (c) the claim is not otherwise barred by a statute of limitation or repose or by other applicable non-bankruptcy law. In no event shall any Indirect Silica PI Trust Claimant have any rights against the Silica PI Trust superior to the rights of the related Direct Silica PI Trust Claimant against the Silica PI Trust, including any rights with respect to the timing, amount or manner of payment; provided, however, that, in addition, no Indirect Silica PI Trust Claim may be liquidated and paid in an amount that exceeds the lesser of (a) the amount the Direct Silica Claimant would have been entitled to recover from the Silica PI Trust had the Direct Silica Claimant asserted a claim against the Silica PI Trust or (b) the amount that the Indirect Silica PI Trust Claimant has actually paid the Direct Silica PI Trust Claimant.

Except as may be permitted after individual review, the Silica PI Trust shall not pay any Indirect Silica PI Trust Claimant unless and until the Indirect Silica PI Trust Claimant’s aggregate liability for the Direct Silica PI Trust Claimant’s claim has been fixed, liquidated, and paid by the Indirect Silica PI Trust Claimant by settlement (with an appropriate full release in favor of the Silica PI Trust) or a Final Order provided that such claim is valid under the applicable non-bankruptcy law. In any case where the Indirect Silica PI Trust Claimant has satisfied the claim of a Direct Silica PI Trust Claimant against the Silica PI Trust under applicable law by way of a settlement, the Indirect Silica PI Trust Claimant shall obtain for the benefit of the Silica PI Trust a release in form and substance satisfactory to the Trustee. The Trustee may develop and approve a separate proof of claim form for such Indirect Silica PI Trust Claims.

Indirect Silica Unsecured PI Trust Claims shall be processed in accordance with procedures to be developed and implemented by the Trustee, which procedures (a) shall determine the validity and enforceability of such claims; and (b) shall otherwise provide the same liquidation and payment procedures and rights to the holders of such claims as the Silica PI Trust would have afforded the holders of the underlying valid Silica Unsecured PI Trust Claims.

The Silica TDP is further amended by insertion of the following new section 2.4 immediately following the existing section 2.3:

2.4    Payment Percentage

After the Liquidated Amount of a Silica PI Trust Claim is determined pursuant to the procedures set forth herein for Expedited Review, Individual Review, arbitration, litigation in the tort system, or by settlement, the claimant will ultimately receive a pro-rata share of that value based on a Payment Percentage (as defined in the Plan).

The Payment Percentage may subsequently be adjusted upwards or downwards from time to time by the Silica PI Trust with the consent of the Silica TAC and the Legal Representative to take into

SCHEDULE 4-1

account the estimated value of then-pending and future claims and other relevant factors. The Trustee will calculate the Payment Percentage based on the assumption that the Average Values set forth in sections 4.3(b)(3) and 4.3(b)(4) will be achieved by the Silica PI Trust with respect to existing present claims and projected future claims involving Disease Levels II-IV. However, any adjustment to the Payment Percentage shall be made only pursuant to section 4.13. If the Payment Percentage is increased over time, claimants (i) whose claims are subject to the Payment Percentage, and (ii) who were paid in prior periods under the Silica TDP will not receive additional payments. Because there is uncertainty in the prediction of both the number and severity of future claims and the amount of the Silica PI Trust’s assets, no guarantee can be made of the Payment Percentage that will be applied to a particular Silica Unsecured PI Trust Claim.

and by insertion of the following new sections 4.12 and 4.13 immediately after the existing section 4.11:

4.12    Payment Percentage

The Payment Percentage shall be (a) the Initial Payment Percentage with respect to all Qualifying Settled Silica PI Trust Claims and Silica Final Judgment Claims and (b) the Payment Percentage established by the Trustee of the Silica PI Trust with consent of the Legal Representative and Silica TAC with respect to all claims liquidated under the Silica TDP; provided, however, that such Payment Percentage shall not exceed the Initial Payment Percentage prior to the first (1st) anniversary of the Effective Date. As discussed herein, there is inherent uncertainty regarding the Halliburton Entities’ and the Harbison-Walker Entities’ total silica-related tort liabilities. Consequently, there is inherent uncertainty regarding the amounts that holders of those Silica PI Trust Claims will receive. To seek to ensure substantially equivalent treatment of all present and future claims, the Trustee shall determine from time to time the percentage of full liquidated value that holders of present and future Silica PI Trust Claims will be likely to receive from the Silica PI Trust, i.e., the “Payment Percentage” described in section 2.3 above and section 4.13 below.

4.13    Applicability and Redetermination of Payment Percentage

The Payment Percentage then in effect shall apply to all payments made from the Silica PI Trust to assure that such Silica PI Trust will be in a financial position to pay holders of present and future Silica PI Trust Claims in substantially the same manner. Any subsequent changes to the Payment Percentage shall require the consent of the Silica TAC and the Legal Representative. The Payment Percentage shall be subject to change pursuant to the terms of this Silica TDP and the Silica PI Trust if the Trustee determines that an adjustment is required. No less frequently than once every three (3) years, commencing with the first day of January occurring after the Plan is consummated, the Trustee shall reconsider the then-applicable Payment Percentage to assure that it is based on accurate, current information and may, after such reconsideration, change the Payment Percentage, if necessary, with the consent of the Silica TAC and the Legal Representative. The Trustee also shall reconsider the then-applicable Payment Percentage at shorter intervals if they deem such reconsideration to be appropriate or if requested to do so by the Silica TAC or the Legal Representative. The Trustee must base his or her determination of the Payment Percentage on current estimates of the number, types, and values of present and future Silica PI Trust Claims, the value of the assets then available to the Silica PI Trust for their payment, all anticipated administrative and legal expenses, and any other material matters that are reasonably likely to affect the sufficiency of Silica PI Trust funds to pay a comparable percentage of full value to all holders of Silica PI Trust Claims. When making these determinations, the Trustee shall exercise common sense and shall flexibly evaluate all relevant factors.

SCHEDULE 4-2

Schedule 5

The definition of “Average Amount” on Schedule 1 to the Silica PI Trust Note is deleted in its entirety and replaced with the following:

“Average Amount” means the average annual amount of Silica PI Trust Disbursements paid during the Calculation Period immediately preceding the applicable Calculation Date; provided, however, that, to the extent that the Silica PI Trust did not have funds to make payments in full on all Silica PI Trust Disbursements during any annual period or such amounts are prorated through application of a payment percentage, the Average Amount shall be calculated based on what the Silica PI Trust would have paid if it had the funds or such amounts had not been prorated.

SCHEDULE 5-1

Schedule 6

The List of Asbestos/Silica PI Trust Claimant Settlement Agreements, attached as Exhibit 3 to the Plan, is updated and replaced in its entirety with the attached Amended Plan Exhibit 3:

SCHEDULE 6-1

AMENDED PLAN EXHIBIT 3

LIST OF ASBESTOS/SILICA PI TRUST CLAIMANT SETTLEMENT AGREEMENTS

(as of November 14, 2003)

The attached list reflects the Asbestos/Silica PI Trust Claimant Settlement Agreements as of November 14, 2003. The Debtors may supplement the attached list prior to the Confirmation Hearing to add additional agreements. Supplemental lists will be filed of record with the Bankruptcy Court and will be available electronically at the Bankruptcy Court’s website: www.pawb.uscourts.gov and on the Debtors’ restructuring-information website: www.dresser-kbr-prepack.com.

SCHEDULE 6-2

ASBESTOS/SILICA PI TRUST CLAIMANT SETTLEMENT AGREEMENTS BY FIRM NAME

Asbestos Claimant Settlement Agreements with Harbison-Walker Settled But Unpaid Claimants

Unique Number	Agreement by Firm Name
H001	Baron & Budd
H002	Bergman Senn
H003	Brent Coon & Associates
H004	Bruegger McCullough
H005	Cooney & Conway
H006	David Lipman & Assoc.
H007	Early, Ludwig, Sweeney & Strauss, LLC
H008	Ferraro & Associates, P.A.
H009	Glasser & Glasser, with Patten, Wormon
H010	Goldberg, Persky, Jennings & White, P.C.
H011	Greitzer & Locks
H012	Hossley Embrey, LLP
H013	Kaeske Reeves Law Firm
H014	Kelley & Ferraro, L.L.P.
H015	Lanier Law Firm
H016	Law Offices of Peter Angelos
H017	Law Offices of Roger Worthington
H018	Levy Phillips
H019	Martin & Jones
H020	Motley Rice LLC – Indiana
H021	Motley Rice LLC – Frazer Davidson
H022	Motley Rice LLC – Hissey, Kientz & Herron
H023	Motley Rice LLC – Landye, Bennett – Oregon
H024	Motley Rice LLC – Laudig, George, Rutherford & Sipes
H025	Motley Rice LLC – LeBlanc & Waddell – Louisiana
H026	Motley Rice LLC – Michie Hamlet
H027	Motley Rice LLC – Odom & Elliott
H028	Motley Rice LLC – Peter T. Nicholl – Maryland
H029	Motley Rice LLC – Rose, Klein & Marias
H030	Motley Rice LLC – Scott & Scott
H031	Paul, Hanley & Harley, L.L.P.
H032	Porter & Malouf, P.A.
H033	Provost Umphrey
H034	Reaud, Morgan, & Quinn, Inc./Environmental Litigation Group
H035	Silber, Pearlman
H036	Weitz & Luxenberg, P.C.
H037	Wise & Julian, P.C.
H038	Masters & Taylor, L.C.
H039	*Brayton & Purcell
H040	*Waters & Kraus
H041	Cascino Vaughan, Ltd.
H042	** Kazan, McClain

*	Pending
**	Prospective

SCHEDULE 6-3

Asbestos Verdict Settlement Agreements
Unique Number	Agreement by Firm Name
V001	Early, Ludwig, Sweeney & Strauss, LLC.
V002	Goldberg, Persky, Jennings & White, P.C.
V003	Law Offices of Peter Angelos
V004	Reaud, Morgan, & Quinn, Inc./Environmental Litigation Group
V005	Byrd & Associates, PLLC
V006	*Waters & Kraus

Silica Claimant Settlement Agreements
Unique Number	Agreement by Firm Name
S001	Baron & Budd
S002	Bruegger McCullough
S003	Campbell, Cherry, Harrison, Davis, & Dove, P.C.
S004	Hossley Embrey, LLP
S005	Jon Swartzfager
S006	O’Quinn, Lamineck
S007	Porter & Malouf, P.A.
S008	Provost Umphrey
S009	Robert G. Taylor, II, P.C.
S010	Schmidt & McGartland
S011	Silber Pearlman
S012	Williams Bailey
S013	Nix, Patterson & Roach, LLP
S014	Law Offices of Alwyn Luckey
S015	David McCormick, et al.
S016	Roven, Kaplan & Wells, LLP
S017	Rose, Klein & Marias, LLP
S018	Laudig, George Rutherford & Sipes
S019	Wm. Roberts Wilson, Jr.
S020	Sieben, Polk, La Verdiere & Dusich, PC
S021	Thornton & Naumes LLP
S022	Motley Rice LLC – Canada
S023	Heard, Robins, Cloud, Lubel & Greenwood, LLP
S024	*McCurdy & McCurdy
S025	O’Quinn Patterson
S026	Kelly & Ferraro, LLP

Other Asbestos Claimant Settlement Agreements
Unique Number	Agreement by Firm Name
A001	Baron & Budd
A002	Belluck & Fox, L.L.P
A003	Bergman Senn
A004	Bevan & Associates
A005	Brent Coon & Associates
A006	Bruegger McCullough
A007	Byrd & Associates, PLLC
A008	Campbell, Cherry, Harrison, Davis & Dove, P.C.
A009	Cappolino, Dodd & Krebs / Richard A.Dodd, L.C.
*	Pending
**	Prospective

SCHEDULE 6-4

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A010	Cooney & Conway
A011	David Law Firm
A012	David Lipman & Associates
A013	Dies Dies Henderson
A014	Early, Ludwig, Sweeney & Strauss, LLC.
A015	Ferraro & Associates, P.A.
A016	The Foster Law Firm
A017	Foster & Sears
A018	G. Patterson Keahy
A019	Glasser & Glasser, with Patten, Wormon, – Alco
A020	Glasser & Glasser, with Patten, Wormon – Non-Alco
A021	Goldberg, Persky, Jennings & White, P.C.
A022	Greitzer & Locks
A023	Guy Brock Law Firm
A024	Hossley Embrey, LLP
A025	Jon Swartzfager
A026	Kaeske Reeves Law Firm
A027	Kelley & Ferraro, L.L.P.
A028	Kelley & Ferraro L.L.P./Climaco
A029	Lanier Law Firm
A030	Law Offices of Peter Angelos
A031	Levy, Phillips
A032	Lundy Davis
A033	Martin & Jones
A034	Michael B. Serling, P.C.
A035	Morris, Sakalarios & Blackwell, PLLC I
A036	Morris, Sakalarios & Blackwell, PLLC II
A037	Motley Rice LLC – Alabama
A038	Motley Rice LLC – Arizona
A039	Motley Rice LLC – Arkansas
A040	Motley Rice LLC – Canadian
A041	Motley Rice LLC – Colorado
A042	Motley Rice LLC – Delaware RR
A043	Motley Rice LLC – Florida I
A044	Motley Rice LLC – Florida II
A045	Motley Rice LLC – Florida RR
A046	Motley Rice LLC – Florida/Fitzgerald
A047	Motley Rice LLC – Florida/Petrine
A048	Motley Rice LLC – Florida/Papantonio
A049	Motley Rice LLC – Georgia I
A050	Motley Rice LLC – Georgia II
A051	Motley Rice LLC – Idaho
A052	Motley Rice LLC – Illinois I
A053	Motley Rice LLC – Illinois II
A054	Motley Rice LLC – Illinois RR
A055	Motley Rice LLC – Indiana I

*	Pending
**	Prospective

SCHEDULE 6-5

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A056	Motley Rice LLC – Indiana II
A057	Motley Rice LLC – Indiana RR
A058	Motley Rice LLC – Iowa
A059	Motley Rice LLC – Kansas
A060	Motley Rice LLC – Kentucky
A061	Motley Rice LLC – Kentucky RR
A062	Motley Rice LLC – Louisiana I
A063	Motley Rice LLC – Louisiana II
A064	Motley Rice LLC – Maryland
A065	Motley Rice LLC – Michigan
A066	Motley Rice LLC – Minnesota
A067	Motley Rice LLC – Minnesota RR
A068	Motley Rice LLC – Mississippi I
A069	Motley Rice LLC – Mississippi II
A070	Motley Rice LLC – Mississippi III
A071	Motley Rice LLC – Mississippi RR
A072	Motley Rice LLC – Missouri I
A073	Motley Rice LLC – Missouri II
A074	Motley Rice LLC – Montana
A075	Motley Rice LLC – Nevada
A076	Motley Rice LLC – New England
A077	Motley Rice LLC – New Jersey
A078	Motley Rice LLC – New Mexico
A079	Motley Rice LLC – New York
A080	Motley Rice LLC – North Carolina I
A081	Motley Rice LLC – North Carolina II
A082	Motley Rice LLC – Ohio I
A083	Motley Rice LLC – Ohio II
A084	Motley Rice LLC – Ohio III
A085	Motley Rice LLC – Ohio RR
A086	Motley Rice LLC – Oklahoma
A087	Motley Rice LLC – Pennsylvania RR
A088	Motley Rice LLC – Rhode Island
A089	Motley Rice LLC – South Carolina I
A090	Motley Rice LLC – South Carolina II
A091	Motley Rice LLC – Tennessee
A092	Motley Rice LLC – Texas
A093	Motley Rice LLC – Unfiled RR
A094	Motley Rice LLC – Utah I
A095	Motley Rice LLC – Utah II
A096	Motley Rice LLC – Virgin Islands
A097	Motley Rice LLC – Virginia
A098	Motley Rice LLC – Virginia RR
A099	Motley Rice LLC – Washington
A100	Motley Rice LLC – West Virginia II
A101	Motley Rice LLC – West Virginia III

*	Pending
**	Prospective

SCHEDULE 6-6

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A102	Motley Rice LLC – West Virginia (OCAW)
A103	Motley Rice LLC – West Virginia RR
A104	Motley Rice LLC – Wisconsin
A105	Motley Rice LLC – Wisconsin II
A106	Motley Rice LLC – Wisconsin III
A107	Motley Rice LLC – Wyoming
A108	Motley Rice LLC – Al Luckey
A109	Motley Rice LLC – Ashcraft & Gerel – Connecticut
A110	Motley Rice LLC – Ashcraft & Gerel – Maryland
A111	Motley Rice LLC – Ashcraft & Gerel – Maine
A112	Motley Rice LLC – Christopher Wyland
A113	Motley Rice LLC – Cliff Cuniff
A114	Motley Rice LLC – Crymes Pittman
A115	Motley Rice LLC – Cumbest, Cumbest & McCormick (David McCormick – Texas)
A116	Motley Rice LLC – David Duke
A117	Motley Rice LLC – David McCormick
A118	Motley Rice LLC – Donaldson & Black – Georgia
A119	Motley Rice LLC – Donaldson & Black – Mississippi
A120	Motley Rice LLC – Donaldson & Black – North Carolina
A121	Motley Rice LLC – Donaldson & Black – South Carolina
A122	Motley Rice LLC – Donaldson & Black – Texas
A123	Motley Rice LLC – Don Barrett – Mississippi
A124	Motley Rice LLC – Goodman, Meagher & Enoch, L.L.P.
A125	Motley Rice LLC – Hartley, O’Brien – Indiana
A126	Motley Rice LLC – Hartley, O’Brien – Kentucky
A127	Motley Rice LLC – Hartley, O’Brien – Ohio
A128	Motley Rice LLC – Hartley, O’Brien – Pennsylvania
A129	Motley Rice LLC – Hartley, O’Brien – Unfiled
A130	Motley Rice LLC – Hartley, O’Brien – Virginia
A131	Motley Rice LLC – Hartley, O’Brien – West Virginia
A132	Motley Rice LLC – Harvit & Schwartz
A133	Motley Rice LLC – Hissey, Kientz & Herron
A134	Motley Rice LLC – James Burns – Washington I
A135	Motley Rice LLC – James Burns – Washington II
A136	Motley Rice LLC – James Humphries – West Virginia
A137	Motley Rice LLC – John Deakle – Mississippi
A138	Motley Rice LLC – John Deakle/Simms – Mississippi
A139	Motley Rice LLC – Landye, Bennett – Oregon
A140	Motley Rice LLC – Landye, Bennett – Virginia
A141	Motley Rice LLC – Landry Swarr – Louisiana
A142	Motley Rice LLC – Laudig, George – Georgia
A143	Motley Rice LLC – Laudig, George – Illinois
A144	Motley Rice LLC – Laudig, George – Indiana
A145	Motley Rice LLC – LeBlanc & Waddell – Louisiana
A146	Motley Rice LLC – LeBlanc & Waddell – Louisiana II
A147	Motley Rice LLC – LeBlanc & Waddell – Mississippi

*	Pending
**	Prospective

SCHEDULE 6-7

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A148	Motley Rice LLC – LeBlanc & Waddell – Mississippi II
A149	Motley Rice LLC – LeBlanc & Waddell – Pennsylvania
A150	Motley Rice LLC – Lipsitz
A151	Motley Rice LLC – Masters & Taylor
A152	Motley Rice LLC – McCormick Scruggs Taylor
A153	Motley Rice LLC – Michie Hamlet
A154	Motley Rice LLC – Mitch Tyner
A155	Motley Rice LLC – Odom & Elliott – Arkansas
A156	Motley Rice LLC – Odom & Elliott – Arkansas II
A157	Motley Rice LLC – Odom & Elliott – Missouri
A158	Motley Rice LLC – Odom & Elliott – Unfiled
A159	Motley Rice LLC – Paul Benton
A160	Motley Rice LLC – Paul Weykamp – Maryland
A161	Motley Rice LLC – Paul Weykamp – Virginia
A162	Motley Rice LLC – Peter T. Nicholl – Maryland
A163	Motley Rice LLC – Peter T. Nicholl – Virginia
A164	Motley Rice LLC – Provost Umphrey
A165	Motley Rice LLC – Rance Ulmer
A166	Motley Rice LLC – Rose, Klein & Marias
A167	Motley Rice LLC – Roven, Kaplan & Wells
A168	Motley Rice LLC – Seiben, Polk
A169	Motley Rice LLC – Shackelford, Old Ingalls
A170	Motley Rice LLC – Simmons – Illinois
A171	Motley Rice LLC – Stuart Calwell
A172	Motley Rice LLC – The Maritime Asbestos Group – California
A173	Motley Rice LLC – The Maritime Asbestos Group – Louisiana
A174	Motley Rice LLC – The Maritime Asbestos Group – Michigan
A175	Motley Rice LLC – The Maritime Asbestos Group – New York
A176	Motley Rice LLC – The Maritime Asbestos Group – Ohio
A177	Motley Rice LLC – The Maritime Asbestos Group – Pennsylvania
A178	Motley Rice LLC – The Maritime Asbestos Group – Texas
A179	Motley Rice LLC – The Maritime Asbestos Group – Virgin Islands
A180	Motley Rice LLC – The Maritime Asbestos Group – Washington
A181	Motley Rice LLC – Thomas Rhoden – Mississippi
A182	Motley Rice LLC – Thomas Sayre
A183	Motley Rice LLC – Thornton & Naumes – Maine
A184	Motley Rice LLC – Thornton & Naumes – Massachusetts
A185	Motley Rice LLC – Thornton & Naumes – New Hampshire
A186	Motley Rice LLC – Thornton & Naumes – Vermont
A187	Motley Rice LLC – Tom Scott
A188	Motley Rice LLC – Varas & Morgan
A189	Motley Rice LLC – Wallace Graham – MDL
A190	Motley Rice LLC – Wallace Graham – Ohio I
A191	Motley Rice LLC – Wallace Graham – Ohio II
A192	Motley Rice LLC – Wallace Graham – South Carolina
A193	Motley Rice LLC – Wm. Roberts Wilson, Jr. PA – Alabama

*	Pending
**	Prospective

SCHEDULE 6-8

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A194	Motley Rice LLC – Wm. Roberts Wilson, Jr. PA – Louisiana
A195	Motley Rice LLC – Wm. Roberts Wilson, Jr. PA – Mississippi
A196	Nix, Patterson & Roach, L.L.P.
A197	Norris & Phelps I
A198	Norris & Phelps II
A199	O’Quinn, Lamineck
A200	Paul, Hanley & Harley, L.L.P.
A201	Peirce, Raimond & Coulter, P.C. – Railroad
A202	Peirce, Raimond & Coulter, P.C. – Steel
A203	Porter & Malouf, P.A.
A204	Reaud, Morgan, & Quinn, Inc./Environmental Litigation Group
A205	Reaud, Morgan, & Quinn, Inc./Environmental Litigation Group
A206	Roven, Kaplan & Wells
A207	Silber, Pearlman
A208	Taylor & Ernster I
A209	Taylor & Ernster II
A210	Taylor & Ernster III
A211	Taylor & Ernster IV
A212	Watson, Heidelberg, P.A. & Eaves Watson
A213	Weitz & Luxenberg, P.C. I
A214	Weitz & Luxenberg, P.C. II
A215	Williams Bailey, L.L.P.
A216	Wise & Julian, P.C. I
A217	Wise & Julian, P.C. II
A218	Shannon Law Firm, PLLC
A219	Motley Rice LLC Illinois III
A220	Motley Rice LLC Ohio IV
A221	Baldwin & Baldwin, LLP
A222	Hissey Kientz I
A223	Hissey Kientz II
A224	O’Laminack & Pirtle
A225	*Brayton & Purcell
A226	*Heard, Robins, Cloud, Lubel & Greenwood, LLP
A227	*Waters & Kraus
A228	Cascino Vaughan
A229	Motley Rice LLC – Fitzgerald & Associates
A230	Motley Rice LLC – Scott & Scott
A231	**Kazan, McClain

*	Pending
**	Prospective

SCHEDULE 6-9

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE WESTERN DISTRICT OF PENNSYLVANIA

PITTSBURGH DIVISION

In re:	Chapter 11

MID-VALLEY, INC., DII INDUSTRIES, LLC, KELLOGG BROWN & ROOT, INC., KBR TECHNICAL SERVICES, INC., KELLOGG BROWN & ROOT ENGINEERING CORPORATION, KELLOGG BROWN & ROOT INTERNATIONAL, INC. (A DELAWARE CORPORATION), KELLOGG BROWN & ROOT INTERNATIONAL, INC. (A PANAMANIAN CORPORATION), AND BPM MINERALS, LLC,	Case No. 03- (Jointly Administered)
Debtors.

FIRST AMENDMENT TO JOINT PREPACKAGED PLAN OF REORGANIZATION FOR MID-VALLEY, INC., DII INDUSTRIES, LLC, KELLOGG BROWN & ROOT, INC., KBR TECHNICAL SERVICES, INC., KELLOGG BROWN & ROOT ENGINEERING CORPORATION, KELLOGG BROWN & ROOT INTERNATIONAL, INC. (A DELAWARE CORPORATION), KELLOGG BROWN & ROOT INTERNATIONAL, INC. (A PANAMANIAN CORPORATION), AND BPM MINERALS, LLC UNDER CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

KIRKPATRICK & LOCKHART LLP Jeffrey N. Rich 599 Lexington Avenue New York, New York 10022 212.536.3900 (Telephone) 212.536.3901 (Facsimile)	KIRKPATRICK & LOCKHART LLP Michael G. Zanic Henry W. Oliver Building 535 Smithfield Street Pittsburgh, Pennsylvania 15222 412.355.6500 (Telephone) 412.355.6501 (Facsimile)

Counsel for the Debtors

Dated: December     , 2003

ANNEX 1-1

Mid-Valley, Inc., a Pennsylvania corporation, DII Industries, LLC, a Delaware limited liability company, Kellogg Brown & Root, Inc., a Delaware corporation, KBR Technical Services, Inc., a Delaware corporation, Kellogg Brown & Root Engineering Corporation, a New York corporation, Kellogg Brown & Root International, Inc., a Delaware corporation, Kellogg Brown & Root International, Inc., Panamanian corporation, and BPM Minerals, LLC, a New Jersey limited liability company, being the Debtors in these Reorganization Cases, respectfully make this first amendment (the “Amendment”) to the Joint Prepackaged Plan of Reorganization for Mid-Valley, Inc., et al. under Chapter 11 of the United States Bankruptcy Code. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Uniform Glossary of Defined Terms for Plan Documents attached as Exhibit A to the Disclosure Statement, as amended herein.

1.	Article 4.2(d) of the Plan is deleted in its entirety and replaced with the following:

Class 4 – Asbestos Unsecured PI Trust Claims.

On the Effective Date, liability for all Asbestos Unsecured PI Trust Claims, including, without limitation, liability for the Asbestos Unsecured PI Trust Claim of any Claimant who is a party to an Asbestos/Silica PI Trust Claimant Settlement Agreement, shall be assumed by the Asbestos PI Trust without further act or deed and satisfied as set forth herein. Delivery by an Asbestos PI Trust Claimant listed on Exhibit A of an Asbestos/Silica PI Trust Claimant Settlement Agreement of the release required under the applicable agreement shall constitute acceptance by such Asbestos PI Trust Claimant of the terms of the applicable agreement and an election to be bound by such terms unless such agreement was terminated by written notice to the Debtors and Halliburton prior to the Petition Date.

All Unliquidated Asbestos PI Trust Claims as of the Confirmation Date shall be liquidated in accordance with the liquidation procedures in the Asbestos TDP. Qualifying Settled Asbestos PI Trust Claims shall be deemed liquidated at the amount provided for on Exhibit A to the applicable Asbestos/Silica PI Trust Claimant Settlement Agreement unless such agreement was terminated by written notice to the Debtors and Halliburton prior to the Petition Date, in which event the value of such claim shall be determined under the Asbestos TDP. Asbestos Final Judgment Claims shall be deemed liquidated at the amount of such judgment. Notwithstanding the foregoing, nothing shall prevent the holder of an Asbestos Unsecured PI Trust Claim from agreeing, prior to the Effective Date, with the Person(s) against whom the Claim is asserted, or after the Effective Date with the Asbestos PI Trust, to have such Claim be deemed to be liquidated at a lower amount.

Once liquidated, each Asbestos Unsecured PI Trust Claim shall be satisfied by the Asbestos PI Trust through the payment procedures of the Asbestos TDP, unless the holder of such Claim and the Person(s) against whom the Claim is asserted, if before the Effective Date, or the Asbestos PI Trust, if after the Effective Date, have agreed in writing to other, lesser treatment for such Claim. The provisions of the Asbestos TDP shall apply to all Asbestos PI Trust Claimants, including any Asbestos PI Trust Claimant who elects under the Asbestos TDP to have such Claim liquidated through a trial by jury. Upon receipt of the full Distribution Amount from the Asbestos PI Trust, each holder of an Asbestos Unsecured PI Trust Claim shall be deemed, without need for further action, to have assigned to the Person(s) against whom such claim is made, any Direct Action that such Claimant may have. Supplemental distributions, if any, shall be made pursuant to the Asbestos TDP. This Class is impaired. Holders of Asbestos Unsecured PI Trust Claims are entitled to vote to accept or reject this Plan.

2.	Article 4.2(f) of the Plan is deleted in its entirety and replaced with the following:

Class 6 – Silica Unsecured PI Trust Claims.

On the Effective Date, liability for all Silica Unsecured PI Trust Claims, including, without limitation, liability for the Silica Unsecured PI Trust Claim of any Claimant who is a party to an Asbestos/Silica PI Trust Claimant Settlement Agreement, shall be assumed by the Silica PI Trust

ANNEX 1-2

without further act or deed and satisfied as set forth herein. Delivery by a Silica PI Trust Claimant listed on Exhibit A of an Asbestos/Silica PI Trust Claimant Settlement Agreement of the release required under the applicable agreement shall constitute acceptance by such Silica PI Trust Claimant of the terms of the applicable agreement and an election to be bound by such terms unless such agreement was terminated by written notice to the Debtors and Halliburton prior to the Petition Date.

All Unliquidated Silica PI Trust Claims as of the Confirmation Date shall be liquidated in accordance with the Silica TDP. Qualifying Settled Silica PI Trust Claims shall be deemed liquidated at the amount provided for on Exhibit A to the applicable Asbestos/Silica PI Trust Claimant Settlement Agreement unless such agreement was terminated by written notice to the Debtors and Halliburton prior to the Petition Date, in which event the value of such claim shall be determined under the Silica TDP. Silica Final Judgment Claims shall be deemed liquidated at the amount of such judgment. Notwithstanding the foregoing, nothing shall prevent the holder of a Silica Unsecured PI Trust Claim from agreeing, prior to the Effective Date, with the Person(s) against whom the Claim is asserted, or after the Effective Date with the Silica PI Trust, to have such Claim be deemed to be liquidated at a lower amount.

Once liquidated, each Silica Unsecured PI Trust Claim shall be satisfied by the Silica PI Trust through the payment procedures of the Silica TDP, unless the holder of such Claim and the Person(s) against whom the Claim is asserted, if before the Effective Date, or the Silica PI Trust, if after the Effective Date, have agreed in writing to other, lesser treatment for such Claim. The provisions of the Silica TDP shall apply to all Silica PI Trust Claimants, including any Silica PI Trust Claimant who elects under the Silica TDP to have such Claim liquidated through a trial by jury. Upon receipt of the full Distribution Amount from the Silica PI Trust, each holder of a Silica Unsecured PI Trust Claim shall be deemed, without need for further action, to have assigned to the Person(s) against whom such claim is made, any Direct Action that such claimant may have. This Class is impaired. Holders of Silica Unsecured PI Trust Claims are entitled to vote to accept or reject this Plan.

3.	Article 6.1 of the Plan is deleted in its entirety and replaced with the following:

6.1    Assumption and Rejection of Certain Unexpired Leases and Executory Contracts.

Except as otherwise provided in the Plan Documents, any unexpired lease or executory contract that has not been expressly assumed or rejected by a Debtor with approval of the Bankruptcy Court on or prior to the Confirmation Date shall, as of the Confirmation Date (subject to the occurrence of the Effective Date), be deemed to have been assumed by such Debtor under sections 365(a) and 1123 of the Bankruptcy Code; provided, however, that this provision shall not apply to (a) Asbestos/Silica PI Trust Claimant Settlement Agreements, to the extent executory, or (b) agreements, to the extent executory, providing for indemnification of third parties for Asbestos PI Trust Claims and Silica PI Trust Claims. To the extent executory, all Asbestos/Silica PI Trust Claimant Settlement Agreements and agreements providing for indemnification of third parties for Asbestos PI Trust Claims and/or Silica PI Trust Claims shall be deemed rejected by operation of entry of the Confirmation Order unless expressly identified and assumed pursuant to an order of the Bankruptcy Court. Upon rejection, each Claimant under an Asbestos/Silica PI Trust Settlement Agreement shall be deemed to have a claim for damages equal to the amount payable to such Claimant under the applicable agreement, subject to satisfaction of the preconditions to payment; provided, however, that the foregoing provision shall not apply to any Claimant who shall have delivered a written notice to the Debtors and Halliburton on or before the Petition Date terminating such agreement and electing to have the value of such claim liquidated under the Asbestos TDP or Silica TDP, as the case may be.

4.	Article 8.1(i) of the Plan is deleted in its entirety and replaced with the following:

(i)    Intentionally Omitted.

ANNEX 1-3

5.	The Uniform Glossary of Defined Terms for Plan Documents attached as Exhibit A to the Disclosure Statement is amended by deletion of the definitions of “Asbestos PI Trust Claim,” “Payment Percentage,” “Plan,” “Silica PI Trust Claim,” “Successor Protected Party,” and “Transferee Protected Party” in their entirety and replacement of such definitions, respectively, with the following:

“Asbestos PI Trust Claim” means (a) any Claim or Demand, including a claim for damages, if any, arising from the rejection of an executory contract, whether now existing or hereafter arising or asserted against a Halliburton Entity or a Harbison-Walker Entity, whether under a direct or indirect theory of liability, and/or (b) any debt, obligation, or liability (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, bonded, secured, or unsecured), whenever and wherever arising or asserted, whether under a direct or indirect theory of liability, of a Halliburton Entity or a Harbison-Walker Entity (including, without limitation, all debts, obligations, and liabilities in the nature of or sounding in tort, contract, warranty, or any other theory of law, equity or admiralty, whether under common law or by statute); in either case (a) or (b), for, resulting from, attributable to, or arising by reason of, directly or indirectly, physical, emotional, bodily, or other personal injury or damages (including, without limitation, any Claim or Demand for compensatory damages, loss of consortium, medical monitoring, survivorship, wrongful death, proximate, consequential, general, special or punitive damages, reimbursement, indemnity, warranty, contribution, or subrogation) whether or not diagnosable or manifested before the Confirmation of the Plan or the close of these Reorganization Cases, (x) caused or allegedly caused, in whole or in part, directly or indirectly (i) by asbestos or asbestos-containing products sold, installed, handled, used, specified, made, distributed, or removed by a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable or (ii) by services, actions, or operations provided, completed, performed, or taken with asbestos or asbestos-containing products by or at the direction of a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable, or (y) caused or allegedly caused by asbestos or asbestos-containing products for which a Halliburton Entity or a Harbison-Walker Entity, or other Entity, for which such Halliburton Entity or a Harbison-Walker Entity is or may be liable, is liable under any applicable law or by contract, whether or not arising, or allegedly arising, directly or indirectly from acts or omissions of such Halliburton Entity or a Harbison-Walker Entity, or other Entity for or with which a Halliburton Entity or a Harbison-Walker Entity is or may be liable. Asbestos PI Trust Claims include, without limitation, Asbestos Secured Claims, Asbestos Unsecured PI Trust Claims, Qualifying Settled Asbestos PI Trust Claims, Indirect Asbestos PI Trust Claims, Harbison-Walker Asbestos PI Trust Claims, Asbestos Final Judgment Claims, Asbestos Bonded Claims, and Asbestos PI Trust Expenses. For purposes of this definition, Asbestos PI Trust Claim does not include (i) liability for an Asbestos Property Damage Claim or (ii) any claim by any present or former employee of a Debtor for benefits under a policy of workers’ compensation insurance or for benefits under any state or federal workers’ compensation statute or other statute providing compensation to an employee from an employer.

“Payment Percentage” means (a) the Initial Payment Percentage with respect to (i) Qualifying Settled Asbestos PI Trust Claims, (ii) Qualifying Settled Silica PI Trust Claims, (iii) Asbestos Final Judgment Claims, and (iv) Silica Final Judgment Claims, (b) the payment percentage established by the Trustees of the Asbestos PI Trust, with consent of the Legal Representative and the Asbestos TAC, for Asbestos Unsecured PI Trust Claims liquidated under the Asbestos TDP (other than claims paid as Disease Level I claims under the Asbestos TDP); provided, however, that such Payment Percentage shall not exceed the Initial Payment Percentage prior to the first (1st) anniversary of the Effective Date, (c) the payment percentage established by the Trustee of the Silica PI Trust, with consent of the Legal Representative and the Silica TAC, for Silica Unsecured PI Trust Claims liquidated under the Silica TDP; provided, however, that such Payment Percentage shall not exceed the Initial Payment Percentage prior to the first (1st)

ANNEX 1-4

anniversary of the Effective Date, and (d) 100% for Asbestos Unsecured PI Trust Claims liquidated under the Asbestos TDP and paid as claims for Other Asbestos Disease (Disease Level I).

“Plan” means the Joint Prepackaged Plan of Reorganization for the Debtors Under Chapter 11 of the United States Bankruptcy Code, as amended by the First Amendment to Joint Prepackaged Plan of Reorganization for the Debtors Under Chapter 11 of the United States Bankruptcy Code, and all exhibits attached thereto or referenced therein, as the same may be amended, modified, or supplemented.

“Silica PI Trust Claim” means (a) any Claim or Demand, including a claim for damages, if any, arising from the rejection of an executory contract, whether now existing or hereafter arising or asserted against a Halliburton Entity or a Harbison-Walker Entity, and/or (b) any debt, obligation or liability (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, bonded, secured, or unsecured), whenever and wherever arising or asserted, whether under a direct or indirect theory of liability, of a Halliburton Entity or a Harbison-Walker Entity (including, without limitation, all debts, obligations, and liabilities in the nature of or sounding in tort, contract, warranty, or any other theory of law, equity or admiralty, whether under common law or by statute); in either case (a) or (b), for, resulting from, attributable to, or arising by reason of, directly or indirectly, physical, emotional, bodily, or other personal injury or damages (including, without limitation, any Claim or Demand for compensatory damages, loss of consortium, medical monitoring, survivorship, wrongful death, proximate, consequential, general, special or punitive damages, reimbursement, indemnity, warranty, contribution or subrogation) whether or not diagnosable or manifested before the Confirmation of the Plan or the close of these Reorganization Cases, (x) caused or allegedly caused, in whole or in part, directly or indirectly (i) by silica or silica-containing products sold, installed, handled, used, specified, made, distributed, or removed by a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable or (ii) by services, actions, or operations provided, completed, performed, or taken with silica or silica-containing products by or at the direction of a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable, or (y) caused or allegedly caused by silica or silica-containing products for which a Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable, are liable under any applicable law or by contract, whether or not arising, or allegedly arising, directly or indirectly from acts or omissions of such Halliburton Entity or a Harbison-Walker Entity, or other Entity for which a Halliburton Entity or a Harbison-Walker Entity is or may be liable. Silica PI Trust Claims include, without limitation, Silica Secured PI Trust Claims, Silica Unsecured PI Trust Claims, Qualifying Settled Silica PI Trust Claims, Indirect Silica PI Trust Claims, Harbison-Walker Silica PI Trust Claims, Silica Final Judgment Claims, Silica Bonded Claims, and Silica PI Trust Expenses. For purposes of this definition, Silica PI Trust Claim does not include (i) any claim by any present or former employee of a Debtor for benefits under a policy of workers’ compensation insurance or for benefits of any state or federal workers’ compensation statute or other statute providing compensation to an employee from an employer or (ii) any Silica PI Trust Claim that is also assertable as an Asbestos PI Trust Claim.

“Successor Protected Party” means any Entity that is or becomes a successor, successor-in-interest, or assign (by merger, assignment of assets, consolidation, operation of law, or otherwise, including any Entity designated as successor or successor-in-interest in the Confirmation Order) of any Halliburton Protected Party, Harbison-Walker Protected Party, Debtor-Indemnified Protected Party, Transferee Protected Party, or Lender Protected Party, but only to the extent that liability is asserted to exist by reason of such Entity being or becoming such successor, successor-in-interest, or assign.

ANNEX 1-5

“Transferee Protected Party” means the Asbestos PI Trust, the Silica PI Trust, or any Entity that is or becomes a direct or indirect transferee of, or successor to, any assets of any Debtor, Reorganized Debtor, any Halliburton Protected Party, any Harbison-Walker Protected Party, the Asbestos PI Trust, or the Silica PI Trust, but only to the extent that liability is asserted to exist by reason of such Entity being or becoming such a transferee or successor.

and by insertion of the following defined terms:

“Distribution Amount” means the product obtained by multiplying the Liquidated Amount of an Asbestos Unsecured PI Trust Claim or Silica Unsecured PI Trust Claim by the applicable Payment Percentage.

“First Amended Plan” means the Plan as amended by the First Amendment to Joint Prepackaged Plan of Reorganization for the Debtors Under Chapter 11 of the United States Bankruptcy Code, and all exhibits attached thereto or referenced therein.

“Initial Payment Percentage” means the fraction the numerator of which is $2.775 billion and the denominator of which is the aggregate value of Qualified Claims as of the Initial Payment Percentage Determination Date; provided, however, that the Initial Payment Percentage shall not be greater than 100% or lower than 89.95%.

“Initial Payment Percentage Determination Date” means the one-hundred and fifth (105th) day following entry of the Confirmation Order.

“Qualified Claim” means a Settled Asbestos PI Trust Claim or a Settled Silica PI Trust Claim that (a) is covered by an Asbestos/Silica PI Trust Claimant Settlement Agreement listed on Exhibit 3 to the Plan, as amended as of November 14, 2003, and (b) has been determined by the Debtors to satisfy the medical criteria for payment under the applicable settlement agreement, regardless of when, how, and by whom such claim is paid.

6.	The Asbestos PI Trust Funding Agreement attached as Exhibit 8 to the Plan is amended as set for in Schedule 1.

7.	The Silica PI Trust Funding Agreement attached as Exhibit 14 to the Plan is amended as set forth in Schedule 2.

8.	The Asbestos TDP attached as Annex 3 to the Asbestos PI Trust Agreement is amended as set forth in Schedule 3.

9.	The Silica TDP attached as Annex 3 to the Silica PI Trust Agreement is amended as set forth in Schedule 4.

10.	The Silica PI Trust Note attached as Exhibit 11 to the Plan is amended as set forth in Schedule 5.

11.	The List of Asbestos/Silica PI Trust Claimant Settlement Agreements attached as Exhibit 3 to the Plan is amended as set forth in Schedule 6.

12.	Except as expressly modified herein, all other terms of the Plan, the Glossary, the Asbestos PI Trust Funding Agreement, the Silica PI Trust Funding Agreement, the Asbestos TDP, the Silica TDP, and the Silica PI Trust Note shall remain as originally stated.

13.	Copies of conformed documents, as well as redlines of conformed documents reflecting the changes being made, may be obtained at the Debtors’ restructuring-information website (www.dresser-kbr-prepack.com) or by calling the Debtors’ balloting agent at 877-495-1982 (toll-free within the United States)/ +1-860-687-3975 (if calling from outside the United States).

ANNEX 1-6

MID-VALLEY, INC., a Pennsylvania corporation

By:

Robert R. Harl President

DII INDUSTRIES, LLC, a Delaware limited liability company

By:

Robert R. Harl President

KELLOGG BROWN & ROOT, INC., a Delaware corporation

By:

Robert R. Harl President

KBR TECHNICAL SERVICES, INC., a Delaware corporation

By:

Robert R. Harl President

KELLOGG BROWN & ROOT ENGINEERING CORPORATION, a New York corporation

By:

Robert R. Harl President

KELLOGG BROWN & ROOT INTERNATIONAL, INC., a Delaware corporation

By:

Robert R. Harl President

KELLOGG BROWN & ROOT INTERNATIONAL, INC., a Panamanian corporation

By:

Robert R. Harl President

BPM MINERALS, LLC, a New Jersey limited liability company

By:

Robert R. Harl President

ANNEX 1-7

Schedule 1

Section 2.4 of the Asbestos PI Trust Funding Agreement is amended by deleting section 2.4 in its entirety and replacing it with the following:

2.4    Simultaneously with the confirmation of the Qualifying Settled Asbestos PI Trust Claims Schedule, the Managing Trustee shall issue irrevocable payment instructions to the bank at which the Qualifying Settled Asbestos PI Trust Claims Trust Account has been established directing payment of an amount equal to the product of (a) the scheduled amount of each Qualifying Settled Asbestos PI Trust Claim that has been confirmed pursuant to article 2.3 above, multiplied by (b) the Initial Payment Percentage.

Section 2.5 of the Asbestos PI Trust Funding Agreement is amended by deleting section 2.5 in its entirety and replacing it with the following:

2.5    Upon receipt of a copy of the Managing Trustee’s irrevocable payment instructions, the Reorganized Debtors shall fund by wire transfer the Qualifying Settled Asbestos PI Trust Claims Trust Account in the amounts set forth on the Qualifying Settled Asbestos PI Trust Claims Schedule multiplied by the Initial Payment Percentage. In the event that a payment made to a holder of a Qualifying Settled Asbestos PI Trust Claim pursuant to this provision cannot be delivered or is returned to the Asbestos PI Trust, the Managing Trustee shall promptly advise the Reorganized Debtors who shall attempt to resolve the problem and issue updated delivery instructions. If a payment cannot be delivered or is not cashed by the designated recipients within two (2) years from the initial delivery attempt, all right and title to such funds shall become property of the Asbestos PI Trust in accordance with article 9.6(a) of the Plan.

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Schedule 2

Section 2.4 of the Silica PI Trust Funding Agreement is amended by deleting section 2.4 in its entirety and replacing it with the following:

2.4    Simultaneously with the confirmation of the Qualifying Settled Silica PI Trust Claims Schedule, the Trustee shall issue irrevocable payment instructions to the bank at which the Qualifying Settled Silica PI Trust Claims Trust Account has been established directing payment of an amount equal to the product of (a) the scheduled amount of each Qualifying Settled Silica PI Trust Claim that has been confirmed pursuant to article 2.3 above, multiplied by (b) the Initial Payment Percentage.

Section 2.5 of the Silica PI Trust Funding Agreement is amended by deleting section 2.5 in its entirety and replacing it with the following:

2.5    Upon receipt of a copy of the Trustee’s irrevocable payment instructions, the Reorganized Debtors shall fund by wire transfer the Qualifying Settled Silica PI Trust Claims Trust Account in the amounts set forth on the Qualifying Settled Silica PI Trust Claims Schedule multiplied by the Initial Payment Percentage. In the event that a payment made to a holder of a Qualifying Settled Asbestos PI Trust Claim pursuant to this provision cannot be delivered or is returned to the Silica PI Trust, the Trustee shall promptly advise the Reorganized Debtors who shall attempt to resolve the problem and issue updated delivery instructions. If a payment cannot be delivered or is not cashed by the designated recipients within two (2) years from the initial delivery attempt, all right and title to such funds shall become property of the Silica PI Trust in accordance with article 9.6 of the Plan.

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Schedule 3

Section 2.1 of the Asbestos TDP is deleted in its entirety and replaced with the following:

2.1    Asbestos PI Trust Goals

The goal of the Asbestos PI Trust is to treat all claimants equitably and in accordance with the requirements of section 524(g) of the Bankruptcy Code. This Asbestos TDP furthers that goal by setting forth procedures for processing and paying claims generally on an impartial, first-in-first-out (“FIFO”) basis, with the intention of paying all claimants over time as equivalent a share as possible of the value of their claims based on historical values for substantially similar claims in the tort system.1 To this end, the Asbestos TDP establishes a single schedule of eight asbestos-related diseases (“Disease Levels”), seven of which have presumptive medical and exposure requirements (“Medical/Exposure Criteria”) and specific liquidated values (“Scheduled Values”), and five of which have both anticipated average values (“Average Values”) and caps on their liquidated values (“Maximum Values”). The Disease Levels, Medical/Exposure Criteria, Scheduled Values, Average Values, and Maximum Values, set forth in sections 5.3 and 5.4 below, have been selected and derived with the intention of achieving a fair allocation of the Asbestos PI Trust funds as among claimants suffering from different disease processes in light of the best available information considering the settlement history of the Halliburton Entities and the Harbison-Walker Entities and the rights claimants would have in the tort system absent the Reorganization Cases.

A claimant may assert separate Asbestos PI Trust Claims against the Asbestos PI Trust based on exposure to asbestos or asbestos-containing products manufactured or distributed by more than one of the Halliburton Entities or the Harbison-Walker Entities (the “Multiple Exposure Claims”); provided however, that all such Multiple Exposure Claims must be filed by the claimant at the same time. To the extent that the Asbestos PI Trust has separate liabilities to a single claimant based on Multiple Exposure Claims, the Asbestos PI Trust shall pay the claimant its several share of the liquidated value of each of the separate claim or claims for which it is liable, subject to the applicable Payment Percentage and Maximum Annual Payment, and Claims Payment Ratio limitations, if any, set forth below. Under no circumstances, however, shall any claimant receive more than the full liquidated value of each of one Harbison-Walker Asbestos PI Trust Claim and one Non-Harbison-Walker Asbestos PI Trust Claim (as defined in section 5.3(a)(3) below) as such value(s) is (are) determined under this TDP.

Section 2.2 of the Asbestos TDP is deleted in its entirety and replaced with the following:

2.2    Asbestos PI Trust Claim Liquidation Procedures

Asbestos PI Trust Claims shall be processed based on their place in the FIFO Processing Queues to be established pursuant to section 5.1(a) and section 5.2 below. The Asbestos PI Trust shall take all reasonable steps to resolve Asbestos PI Trust Claims as efficiently and expeditiously as possible at each stage of claims processing and arbitration, which steps may include conducting settlement discussions with claimants’ representatives of more than one claim at a time. The Asbestos PI Trust also shall make every effort to resolve each year at least that number of Asbestos PI Trust Claims required to exhaust the Maximum Annual Payment and the Maximum Available Payment, as those terms are defined below.

The Asbestos PI Trust shall process and liquidate all Asbestos PI Trust Claims, other than Qualifying Settled Asbestos PI Trust Claims and Asbestos Final Judgment Claims, pursuant to the relevant provisions of this TDP. Qualifying Settled Asbestos PI Trust Claims shall be processed and

[1]	As used in this Asbestos TDP, the phrase “in the tort system” shall include only claims asserted by way of litigation and not claims asserted against a trust established pursuant to section 524(g) and/or section 105 of the Bankruptcy Code or any other applicable law.

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paid solely pursuant to the Plan, the Asbestos PI Trust Funding Agreement, and section 5.2(a) below. Asbestos Final Judgment Claims shall be processed and paid pursuant to section 5.2(b) below.

Asbestos PI Trust Claims, other than foreign claims, that meet the presumptive Medical/Exposure Criteria of Disease Levels I–V, VII, and VIII shall be processed and paid under the Expedited Review process described in section 5.3(a) herein. Asbestos PI Trust Claims involving Disease Levels I–V, VII, and VIII that do not meet the presumptive Medical/Exposure Criteria for the relevant Disease Level may undergo the Asbestos PI Trust’s Individual Review process described in section 5.3(b). In such a case, notwithstanding that the claim does not meet the presumptive Medical/Exposure Criteria for the relevant Disease Level, the Asbestos PI Trust can offer the claimant an amount up to the Scheduled Value of that Disease Level, if the Asbestos PI Trust is satisfied that the claimant has presented a claim that would be cognizable and valid in the tort system.

Asbestos PI Trust Claims involving Disease Levels IV–VIII tend to raise more complex valuation issues than the Asbestos PI Trust Claims in Disease Levels I–III. Accordingly, claimants holding claims involving these Disease Levels may in addition or alternatively seek to establish a liquidated value for the claim that is greater than its Scheduled Value by electing the Asbestos PI Trust’s Individual Review process. However, the liquidated value of a more serious Disease Level IV, V, VII, or VIII claim that undergoes the Individual Review process for valuation purposes may be determined to be less than its Scheduled Value and, in any event, shall not exceed the Maximum Value for the relevant Disease Level set forth in sections 5.3(b)(3) and 5.3(b)(4) below, unless the claim qualifies as an Extraordinary Claim as defined in section 5.4(a) below, in which case its liquidated value cannot exceed the Maximum Value specified in that provision for such claims. Disease Level VI (Lung Cancer 2) claims and all foreign claims may be liquidated only pursuant to the Asbestos PI Trust’s Individual Review process.

Based upon the Halliburton Entities’ and the Harbison-Walker Entities’ claims settlement history in light of applicable tort law, and current projections of present and future unliquidated claims, the Scheduled Values and Maximum Values set forth in sections 5.3(b)(3) and 5.3(b)(4) have been established for each of the (5) five more serious Disease Levels that are eligible for Individual Review of their liquidated values, with the expectation that the combination of settlements at the Scheduled Values and those resulting from the Individual Review process will result in the Average Values also set forth in that provision.

All unresolved disputes over a claimant’s medical condition, exposure history, and/or the liquidated value of the Asbestos PI Trust Claim shall be subject to binding or nonbinding arbitration as set forth in section 5.10 below, at the election of the claimant, under the ADR Procedures that are provided in Attachment A hereto. Disputes over whether an Asbestos PI Trust Claim is an Asbestos Final Judgment Claim shall also be resolved pursuant to the ADR Procedures attached hereto. Asbestos PI Trust Claims that are the subject of a dispute with the Asbestos PI Trust which cannot be resolved by such ADR Procedures, including nonbinding arbitration, may enter the tort system as provided in sections 5.11 and 7.6 below. However, if and when a claimant obtains a judgment in the tort system, the judgment will be payable (subject to the Payment Percentage, Maximum Available Payment, and Claims Payment Ratio provisions set forth below) as provided in section 7.7.

Disputes over whether an Asbestos PI Trust Claim is a Qualifying Settled Asbestos PI Trust Claim will be resolved solely pursuant to the terms of the applicable Asbestos PI Trust Claimant Settlement Agreement and the Plan.

Section 2.3 of the Asbestos TDP is deleted in its entirety and replaced with the following:

2.3    Asbestos PI Trust Application of the Payment Percentage

After the Liquidated Amount of an Asbestos PI Trust Claim, other than a claim involving Other Asbestos Disease (Disease Level I) as defined in section 5.3(a)(3), is determined pursuant to the

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procedures set forth herein for Expedited Review, Individual Review, arbitration, litigation in the tort system, or by settlement, the claimant will ultimately receive a pro-rata share of that value based on the Payment Percentage described in section 4.2.

As defined in the Plan, the Payment Percentage (a) shall be the Initial Payment Percentage with respect to all Qualifying Settled Asbestos PI Trust Claims and Asbestos Final Judgment Claims and (b) the Payment Percentage selected by the Trustees of the Asbestos PI Trust with consent of the Legal Representative with respect to all claims liquidated under the Asbestos TDP (other than claims paid as claims for Disease Level I (Other Asbestos Disease)); provided, however, that the Payment Percentage shall not exceed the Initial Payment Percentage prior to the first (1st) anniversary of the Effective Date. The Payment Percentage for Disease Level I shall be 100%. The Payment Percentage may be adjusted upwards or downwards from time to time by the Asbestos PI Trust with the consent of the Asbestos TAC and the Legal Representative to reflect then-current estimates of the Asbestos PI Trust’s assets and its liabilities, as well as the estimated value of then-pending and future claims. The Trustees will calculate the Payment Percentage based on the assumption that the Average Values set forth in sections 5.3(b)(3) and 5.3(b)(4) will be achieved by the Asbestos PI Trust with respect to existing present claims and projected future claims involving Disease Levels IV–VIII. However, any adjustment to the Payment Percentage shall be made only pursuant to section 4.2. If the Payment Percentage is increased over time, claimants (i) whose claims are subject to the Payment Percentage, (ii) whose claims were liquidated under the Asbestos TDP or who hold Asbestos Final Judgment Claims, and (iii) who were paid in prior periods under the Asbestos TDP, will not receive additional payments except as provided in section 4.2 relating to circumstances in which the Asbestos PI Trust has received additional contributions under the Asbestos PI Trust Additional Funding Agreement. Because there is uncertainty in the prediction of both the number and severity of future claims and the amount of the Asbestos PI Trust’s assets, no guarantee can be made of the Payment Percentage that will be applied to a particular Asbestos PI Trust Claim.

Section 4.2 of the Asbestos TDP is deleted in its entirety and replaced with the following:

4.2    Payment Percentage

The Payment Percentage (as defined in the Plan) shall apply to all payments made from the Asbestos PI Trust, other than payments made on account of claims involving Other Asbestos Disease (Disease Level I), to assure that such Asbestos PI Trust will be in a financial position to pay holders of present and future Asbestos PI Trust Claims in substantially the same manner. Any subsequent changes to the Payment Percentage shall require the consent of the Asbestos TAC and the Legal Representative. The Payment Percentage shall be subject to change pursuant to the terms of this Asbestos TDP and the Asbestos PI Trust if the Trustees determine that an adjustment is required. No less frequently than once every three (3) years, commencing with the first day of January occurring after the Plan is consummated, the Trustees shall reconsider the then-applicable Payment Percentage to assure that it is based on accurate, current information and may, after such reconsideration, change the Payment Percentage, if necessary, with the consent of the Asbestos TAC and the Legal Representative. The Trustees also shall reconsider the then-applicable Payment Percentage at shorter intervals if they deem such reconsideration to be appropriate or if requested to do so by the Asbestos TAC or the Legal Representative. The Trustees must base their determination of the Payment Percentage on current estimates of the number, types, and values of present and future Asbestos PI Trust Claims, the value of the assets then available to the Asbestos PI Trust for their payment, all anticipated administrative and legal expenses, and any other material matters that are reasonably likely to affect the sufficiency of Asbestos PI Trust funds to pay a comparable percentage of full value to all holders of Asbestos PI Trust Claims. When making these determinations, the Trustees shall exercise common sense and shall flexibly evaluate all relevant factors.

The uncertainty surrounding the amount of the Asbestos PI Trust’s future assets is due in part to the fact that the Asbestos PI Trust may receive additional contributions under the Asbestos PI Trust

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Additional Funding Agreement. Any additional contributions will be used first to maintain the then-applicable Payment Percentage.

However, if the additional contributions exceed the amount estimated to be reasonably necessary to maintain the Payment Percentage then in effect, the Asbestos PI Trust, with the consent of the Asbestos TAC and the Legal Representative, shall adjust the Payment Percentage upward to reflect the increase in available assets and shall also make supplemental payments to claimants who previously liquidated their claims against the Asbestos PI Trust and received payments based on a lower Payment Percentage. The amount of any such supplemental payment shall be the liquidated value of the claim in question times the newly adjusted Payment Percentage, less all amounts previously paid the claimant with respect to the claim. In no event shall the Asbestos PI Trust make such supplemental payments to holders of Qualifying Settled Asbestos PI Trust Claims.

Section 4.3 of the Asbestos TDP is deleted in its entirety and replaced with the following:

4.3    Applicability of the Payment Percentage

Except as otherwise provided in section 5.1(c) below for Asbestos PI Trust Claims involving deceased or incompetent claimants for which approval of the Asbestos PI Trust’s offer by a court or through a probate process is required, no holder of any other Asbestos PI Trust Claim, other than an Asbestos PI Trust Claim for Other Asbestos Disease (Disease Level I), shall receive from the Asbestos PI Trust a payment that exceeds the Liquidated Amount of the claim times the Payment Percentage in effect at the time of payment unless a Reduced Payment Option applies. Asbestos PI Trust Claims involving Other Asbestos Disease (Disease Level I) shall not be subject to the Payment Percentage, but shall instead be paid the full amount of their Scheduled Value as set forth in section 5.3(a)(3) below.

If a redetermination of the Payment Percentage has been proposed in writing by the Trustees to the Asbestos TAC and the Legal Representative but has not yet been adopted, the claimant shall receive the lower of the current Payment Percentage or the proposed Payment Percentage. However, if the proposed Payment Percentage was the lower amount but is not subsequently adopted, the claimant shall thereafter receive the difference between the lower proposed amount and the higher current amount. Conversely, if the proposed Payment Percentage was the higher amount and is subsequently adopted, the claimant shall thereafter receive the difference between the lower current amount and the higher adopted amount.

Section 5.1(a)(2) of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.1(a)(2)    Effect of Statutes of Limitations and Repose

To be eligible for a place in the FIFO Processing Queue, a claim must meet either (i) for claims first filed in the tort system against one or more of the Halliburton Entities or the Harbison-Walker Entities prior to the DII Industries Petition Date, the applicable federal, state, and foreign statute of limitation and repose that was in effect at the time of the filing of the claim in the tort system or (ii) for claims not filed against one or more of the Halliburton Entities or the Harbison-Walker Entities in the tort system prior to the DII Industries Petition Date, the applicable statute of limitation that was in effect at the time of the filing with Asbestos PI Trust. However, the running of the relevant statute of limitation shall be tolled as of the earliest of (A) the actual filing of the claim against one or more of the Halliburton Entities or the Harbison-Walker Entities prior to the DII Industries Petition Date, whether in the tort system or by submission of the claim to one or more of the Halliburton Entities or the Harbison-Walker Entities pursuant to an administrative settlement agreement; (B) the filing of the claim against another defendant in the tort system prior to the DII Industries Petition Date if the claim was tolled against one or more of the Halliburton Entities or the Harbison-Walker Entities at the time by an agreement or otherwise; (C) the filing of a claim after the DII Industries Petition Date but prior to the DII Industries Effective Date against another defendant in the tort system; and (D) the filing of a

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proof of claim with the requisite supporting documentation with the Asbestos PI Trust after the DII Industries Effective Date.

If an Asbestos PI Trust Claim meets any of the tolling provisions described in the preceding sentence and the claim was not barred by the applicable federal, state, or foreign statute of limitation at the time of the tolling event, it will be treated as timely filed if it is actually filed with the Asbestos PI Trust within three (3) years after the DII Industries Effective Date. In addition, any claims that were first diagnosed after the DII Industries Petition Date, irrespective of the application of any relevant federal, state, or foreign statute of limitation or repose, may be filed with the Asbestos PI Trust within three (3) years after the date of diagnosis or within three (3) years after the DII Industries Effective Date, whichever occurs later. However, the processing of any Asbestos PI Trust Claim by the Asbestos PI Trust may be deferred at the election of the claimant pursuant to section 6.3.

Section 5.3 of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.3    Resolution of Unliquidated Asbestos PI Trust Claims

Within six months after the establishment of the Asbestos PI Trust, the Trustees, with the consent of the Asbestos TAC and the Legal Representative, shall adopt procedures for reviewing and liquidating all unliquidated Asbestos PI Trust Claims, which shall include deadlines for processing such claims. Such procedures shall also require that claimants seeking resolution of unliquidated Asbestos PI Trust Claims first file a proof of claim form, together with the required supporting documentation, in accordance with the provisions of sections 6.1 and 6.2 below. It is anticipated that the Asbestos PI Trust shall provide an initial response to the claimant within six months of receiving the proof of claim form.

The proof of claim form shall require the claimant to assert his or her claim for the highest Disease Level for which the claim qualifies at the time of filing. Irrespective of the Disease Level alleged on the proof of claim form, all claims shall be deemed to be a claim for the highest Disease Level for which the claim qualifies at the time of filing, and all lower Disease Levels for which the claim may also qualify at the time of filing or in the future shall be treated as subsumed into the higher Disease Level for both processing and payment purposes.

Upon filing of a valid proof of claim form with the required supporting documentation, the claimant shall be placed in the FIFO Processing Queue in accordance with the ordering criteria described in section 5.1(a) above. The Asbestos PI Trust shall provide the claimant with six-months notice of the date by which it expects to reach the claim in the FIFO Processing Queue, following which the claimant shall promptly (i) advise the Asbestos PI Trust whether the claim should be liquidated under the Asbestos PI Trust’s Expedited Review process described in section 5.3(a) below or, in certain circumstances, under the Asbestos PI Trust’s Individual Review process described in section 5.3(b) below; (ii) provide the Asbestos PI Trust with any additional medical and/or exposure evidence that was not provided with the original claim submission; and (iii) advise the Asbestos PI Trust of any change in the claimant’s Disease Level. If a claimant fails to respond to the Asbestos PI Trust’s notice prior to the reaching of the claim in the FIFO Processing Queue, the Asbestos PI Trust will process and liquidate the claim under the Expedited Review process based upon the medical/exposure evidence previously submitted by the claimant, although the claimant shall retain the right to request Individual Review as described in section 5.3(b) below.

Footnote 4 of the Asbestos TDP is deleted in its entirety and replaced with the following:

Evidence of “Bilateral Asbestos-Related Nonmalignant Disease” for purposes of meeting the criteria for establishing Disease Levels I, II, III, V, and VII, means either (i) a chest X-ray read by a qualified B reader of 1/0 or higher on the ILO scale or (ii)(x) a chest X-ray read by a qualified B reader, (y) a CT scan read by a qualified physician, or (z) pathology, in each case showing either

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bilateral interstitial fibrosis, bilateral pleural plaques, bilateral pleural thickening, or bilateral pleural calcification. Solely for claims filed against the Halliburton Entities and/or the Harbison-Walker Entities or another asbestos defendant in the tort system prior to the DII Industries Petition Date, if an ILO reading is not available, either (i) a chest X-ray or a CT scan read by a qualified physician, or (ii) pathology, in each case showing bilateral interstitial fibrosis, bilateral pleural plaques, bilateral pleural thickening, or bilateral pleural calcification consistent with or compatible with a diagnosis of asbestos-related disease, shall be evidence of a “Bilateral Asbestos-Related Nonmalignant Disease” for purposes of meeting the presumptive medical requirements of Disease Levels I, II, III, V, and VII. Pathological evidence of asbestosis may be based on the pathological grading system for asbestosis described in the Special Issue of the Archives of Pathology and Laboratory Medicine, “Asbestos-Associated Diseases,” Vol. 106, No. 11, App. 3 (October 8, 1982).

Section 5.3(b)(1) of the Asbestos TDP is amended by insertion of the following text immediately after the heading “5.3(b)(1) In General”:

Subject to the provisions set forth below, an Asbestos PI Trust claimant may elect to have his or her Asbestos PI Trust Claim reviewed for purposes of determining whether the claim would be compensable in the tort system even though it does not meet the presumptive Medical/Exposure Criteria for any of the Disease Levels set forth in section 5.3(a)(3) above. In addition, or alternatively, an Asbestos PI Trust claimant may elect to have a claim undergo the Individual Review process for purposes of determining whether the liquidated value of the claim exceeds the Scheduled Value for the relevant Disease Level also set forth in said provision. However, until such time as the Asbestos PI Trust has made an offer on a claim pursuant to Individual Review, the claimant may change his or her Individual Review election and have the claim liquidated pursuant to the Asbestos PI Trust’s Expedited Review process. In the event of such a change in the processing election, the claimant shall nevertheless retain his or her place in the FIFO Processing Queue.

The liquidated value of all foreign claims shall be established pursuant to the Asbestos PI Trust’s Individual Review process. In reviewing foreign claims, the Asbestos PI Trust shall take into account all relevant procedural and substantive legal rules to which the claims would be subject in the Claimant’s Jurisdiction as defined in section 5.3(b)(2) below. The Asbestos PI Trust shall determine the liquidated value of foreign claims based on historical settlements and verdicts in the Claimant’s Jurisdiction as well as the other valuation factors set forth in section 5.3(b)(2) below.

For purposes of the Individual Review process, the Trustees, with the consent of the Asbestos TAC and the Legal Representative, may develop separate Medical/Exposure Criteria and standards, as well as separate requirements for physician and other professional qualifications, which shall be applicable to foreign claims; provided, however, that such criteria, standards, or requirements shall not effectuate substantive changes to the claims-eligibility requirements under this Asbestos TDP, but rather shall be made only for the purpose of adapting those requirements to the particular licensing provisions and/or medical customs or practices of the foreign country in question.

At such time as the Asbestos PI Trust has sufficient historical settlement, verdict, and other valuation data for claims from a particular foreign jurisdiction, the Trustees, with the consent of the Asbestos TAC and the Legal Representative, may also establish a separate valuation matrix for such claims based on that data.

Section 5.4 of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.4    Categorizing Claims as Extraordinary and/or Exigent Hardship

5.4(a)(1)    Extraordinary Claims

“Extraordinary Claim” means an Asbestos PI Trust Claim that otherwise satisfies the Medical Criteria for Disease Levels II-VIII and that is held by a claimant whose exposure to asbestos

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(i) occurred primarily as a result of working in manufacturing facilities of one or more of the Halliburton Entities or the Harbison-Walker Entities or their predecessors during a period in which the Halliburton Entities or the Harbison-Walker Entities were manufacturing asbestos-containing products at the facility, provided that the claim is a tort claim that is not otherwise barred by a statutory workers’ compensation program, or (ii) was at least 75% the result of Company Exposure as defined in section 5.7(c) below, and there is little likelihood of a substantial recovery elsewhere. All such Extraordinary Claims shall be presented for Individual Review and, if valid, shall be entitled to an award of up to (i) for Disease Levels II-V, VII, and VIII, five (5) times the Scheduled Value for such claims and (ii) for Disease Level VI, five (5) times the Average Value for such claims, multiplied by the applicable Payment Percentage.

Any dispute as to Extraordinary Claim status shall be submitted to a special Extraordinary Claims Panel established by the Asbestos PI Trust with the consent of the Asbestos TAC and the Legal Representative. All decisions of the Extraordinary Claims Panel shall be final and not subject to any further administrative or judicial review.

An Extraordinary Claim, following its liquidation, shall be placed in the FIFO Payment Queue ahead of all other Asbestos PI Trust Claims except Exigent Hardship Claims, Disease Level I (Other Asbestos Disease) Claims, and Asbestos Final Judgment Claims, which shall be first in said queue based on its date of liquidation, subject to the Maximum Available Payment and Claims Payment Ratio described above.

5.4(a)(2) Exigent Hardship Claims

At any time the Asbestos PI Trust may liquidate and pay Asbestos PI Trust Claims that qualify as Exigent Hardship Claims as defined below. Such claims may be considered separately no matter what the order of processing otherwise would have been under this TDP. An Exigent Hardship Claim, following its liquidation, shall be placed first in the FIFO Payment Queue ahead of all other liquidated Asbestos PI Trust Claims, except Disease Level I (other Asbestos Disease) Claims and Asbestos Final Judgment Claims, subject to the Maximum Available Payment and Claims Payment Ratio described above. An Asbestos PI Trust Claim qualifies for payment as an Exigent Hardship Claim if the claim meets the Medical/Exposure Criteria for Severe Asbestosis (Disease Level IV) or an asbestos-related malignancy (Disease Levels V-VIII) and the Asbestos PI Trust, in its sole discretion, determines (a) that the claimant needs financial assistance on an immediate basis based on the claimant’s expenses and all sources of available income and (b) that there is a casual connection between the claimant’s dire financial condition and the claimant’s asbestos-related disease (“Exigent Hardship Claims”).

Section 5.6 of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.6    Indirect Asbestos PI Trust Claims

Indirect Asbestos PI Trust Claims that are asserted against the Asbestos PI Trust based upon theories of contribution or indemnification under applicable law may not be processed or paid by the Asbestos PI Trust unless the holder of such claim (the “Indirect Asbestos Claimant”) establishes to the satisfaction of the Trustees that (a) the Indirect Asbestos Claimant has paid in full obligations that the Asbestos PI Trust otherwise would have had to an individual claimant (the “Direct Asbestos Claimant”), (b) the Asbestos PI Trust has been or shall be forever and fully released from all liability to both the Direct Asbestos Claimant and the Indirect Asbestos Claimant, and (c) the claim is not otherwise barred by a statute of limitation, repose, or other applicable non-bankruptcy law. In no event shall any Indirect Asbestos Claimant have any rights against the Asbestos PI Trust superior to the rights of the related Direct Asbestos Claimant against the Asbestos PI Trust, including any rights with respect to the timing, amount, or manner of payment; provided, however, that, in addition, no Indirect Asbestos PI Trust Claim may be liquidated and paid in an amount that exceeds the lesser of (a) the amount the Direct Asbestos Claimant would have been entitled to recover from the Asbestos PI Trust or (b) the amount that the Indirect Asbestos Claimant has actually paid the related Direct Asbestos Claimant.

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Except as may be permitted after individual review, the Asbestos PI Trust shall not pay any Indirect Asbestos Claimant unless and until the Indirect Asbestos Claimant’s aggregate liability for the Direct Asbestos Claimant’s claim has been fixed, liquidated, and paid by the Indirect Asbestos Claimant by settlement (with an appropriate full release in favor of the Asbestos PI Trust) or a Final Order provided that such claim is valid under the applicable non-bankruptcy law. In any case where the Indirect Asbestos Claimant has satisfied the claim of a Direct Asbestos Claimant against the Asbestos PI Trust under applicable law by way of a settlement, the Indirect Asbestos Claimant shall obtain for the benefit of the Asbestos PI Trust a release in form and substance satisfactory to the Trustees. The liquidated value of any Indirect Asbestos PI Trust Claim paid by the Asbestos PI Trust to an Indirect Asbestos Claimant shall be treated as an offset to or reduction of the full liquidated value of any Asbestos PI Trust Claim that might be subsequently asserted by the Direct Asbestos Claimant against the Asbestos PI Trust. Any dispute between the Asbestos PI Trust and an Indirect Asbestos Claimant over whether the Indirect Asbestos Claimant has a right to reimbursement for any amount paid to a Direct Asbestos Claimant shall be subject to the ADR procedures provided in section 5.10 below and set forth in Attachment A hereto. If such dispute is not resolved by said ADR procedures, the Indirect Asbestos Claimant may litigate the dispute in the tort system pursuant to sections 5.11 and 7.6 below. The Trustees may develop and approve a separate proof of claim form for such Indirect Asbestos PI Trust Claims.

Indirect Asbestos PI Trust Claims shall be processed in accordance with procedures to be developed and implemented by the Trustees, which procedures (a) shall determine the validity and enforceability of such claims and (b) shall otherwise provide the same liquidation and payment procedures and rights to the holders of such claims as the Asbestos PI Trust would have afforded the holders of the underlying valid Asbestos PI Trust Claims. Nothing in this Asbestos TDP is intended to preclude a trust to which asbestos-related liabilities are channeled from asserting an Indirect Asbestos PI Trust Claim against the Asbestos PI Trust subject to the requirements set forth herein.

Section 5.7(a)(1)(A) of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.7(a)(1)(A)    Disease Levels I–IV

Except for claims filed against the Halliburton Entities and/or the Harbison-Walker Entities or another asbestos defendant in the tort system prior to the DII Industries Petition Date, all diagnoses of a non-malignant asbestos-related disease (Disease Levels I–IV) shall be based, in the case of a claimant who was living at the time the claim was filed, upon a physical examination of the claimant by the physician providing the diagnosis of the asbestos-related disease. Such claimants must also provide: (i) for claims involving Disease Levels I–III, evidence of Bilateral Asbestos-Related Nonmalignant Disease (as defined in Footnote 4 above); (ii) for claims involving Disease Level IV,2 an ILO reading of 2/1 or greater or pathological evidence of asbestosis; and (iii) for claims involving either Disease Level III or IV, pulmonary function testing.3 In the case of a claimant who was deceased at the time the claim was filed, his or her representative must provide either: (i) a physical examination of the claimant by the physician providing the diagnosis of the asbestos-related disease; (ii) pathological evidence of the non-malignant asbestos-related disease; (iii)(a) in the case of Disease Levels I–III, evidence of Bilateral Asbestos-Related Nonmalignant Disease (as defined in Footnote 4 above) or (b) for Disease Level IV, either an ILO reading of 2/1 or greater or pathological evidence of asbestosis; or (iv) for either Disease Level III or IV, pulmonary function testing.

[2]	All diagnoses of Asbestos/Pleural Disease (Disease Levels II and III) not based on pathology shall be presumed to be based on findings of bilateral asbestosis or pleural disease, and all diagnoses of Mesothelioma (Disease Level VIII) shall be presumed to be based on findings that the disease involves a malignancy. However, the Asbestos PI Trust may rebut such presumptions.
[3]	“Pulmonary Function Testing” shall mean spirometry testing that is in material compliance with the quality criteria established by the American Thoracic Society (“ATS”) and is performed on equipment that is in material compliance with ATS standards for technical quality and calibration.

SCHEDULE 3-8

Section 5.7(a)(1)(B) of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.7(a)(1)(B)    Disease Levels V–VIII

All diagnoses of an asbestos-related malignancy (Disease Levels V–VIII) shall be based upon either (i) a physical examination of the claimant by the physician providing the diagnosis of the asbestos-related disease or (ii) a diagnosis of such a malignant Disease Level by a board-certified pathologist.

Section 5.7(a)(1)(C) of the Asbestos TDP is deleted in its entirety and replaced with the following:

5.7(a)(1)(C)    Exception to the Exception for Certain Pre-Petition Claims

If the holder of an Asbestos PI Trust Claim that was filed against a Halliburton Entity or a Harbison-Walker Entity or another defendant in the tort system prior to the Petition Date has not provided the Asbestos PI Trust with a diagnosis of the asbestos-related disease by a physician who conducted a physical examination of the claimant described in sections 5.7(a)(1)(A) and 5.7(a)(1)(B), but the claimant has available such a diagnosis by an examining physician engaged by the claimant, or the claimant has filed such a diagnosis with another asbestos-related personal injury settlement trust that requires such evidence, the claimant shall provide such diagnosis to the Asbestos PI Trust notwithstanding the exceptions in sections 5.7(a)(1)(A) and 5.7(a)(1)(B).

Section 6.1 of the Asbestos TDP is deleted in its entirety and replaced with the following:

6.1    Claims Materials

The Asbestos PI Trust shall prepare suitable and efficient claims materials (“Claims Materials”), for all Asbestos PI Trust Claims, and shall provide such Claims Materials upon a written request for such materials to the Asbestos PI Trust. The proof of claim form to be submitted to the Asbestos PI Trust shall require the claimant to assert the highest Disease Level for which the claim qualifies at the time of filing and shall require the claimant to identify the Halliburton Entities or the Harbison-Walker Entities his or her claim alleges liability against. The proof of claim form shall also include a certification by the claimant or his or her attorney sufficient to meet the requirements of Rule 11(b) of the Federal Rules of Civil Procedure. In developing its claim-filing procedures, the Asbestos PI Trust shall make every reasonable effort to provide claimants with the opportunity to utilize currently available technology at their discretion, including filing claims and supporting documentation over the internet and electronically by disk or CD-rom. A copy of the proof of claim form to be used by the Asbestos PI Trust for unliquidated Asbestos PI Trust Claims is included in Attachment B hereto. The proof of claim form may be changed by the Asbestos PI Trust with the consent of the Asbestos TAC and the Legal Representative.

SCHEDULE 3-9

Schedule 4

Section 4.6 of the Silica TDP is deleted in its entirety and replaced with the following:

4.6    Indirect Silica Unsecured PI Trust Claims

Indirect Silica Unsecured PI Trust Claims that are asserted against the Silica PI Trust based upon theories of contribution or indemnification under applicable law may not be processed or paid by the Silica PI Trust unless the holder of such claim (the “Indirect Silica PI Trust Claimant”) establishes to the satisfaction of the Trustees that (a) the Indirect Silica PI Trust Claimant has paid in full obligations that the Silica PI Trust otherwise would have had to an individual claimant (the “Direct Silica PI Trust Claimant”), (b) the Silica PI Trust has been or shall be forever and fully released from all liability to both the Direct Silica PI Trust Claimant and the Indirect Silica PI Trust Claimant, and (c) the claim is not otherwise barred by a statute of limitation or repose or by other applicable non-bankruptcy law. In no event shall any Indirect Silica PI Trust Claimant have any rights against the Silica PI Trust superior to the rights of the related Direct Silica PI Trust Claimant against the Silica PI Trust, including any rights with respect to the timing, amount or manner of payment; provided, however, that, in addition, no Indirect Silica PI Trust Claim may be liquidated and paid in an amount that exceeds the lesser of (a) the amount the Direct Silica Claimant would have been entitled to recover from the Silica PI Trust had the Direct Silica Claimant asserted a claim against the Silica PI Trust or (b) the amount that the Indirect Silica PI Trust Claimant has actually paid the Direct Silica PI Trust Claimant.

Except as may be permitted after individual review, the Silica PI Trust shall not pay any Indirect Silica PI Trust Claimant unless and until the Indirect Silica PI Trust Claimant’s aggregate liability for the Direct Silica PI Trust Claimant’s claim has been fixed, liquidated, and paid by the Indirect Silica PI Trust Claimant by settlement (with an appropriate full release in favor of the Silica PI Trust) or a Final Order provided that such claim is valid under the applicable non-bankruptcy law. In any case where the Indirect Silica PI Trust Claimant has satisfied the claim of a Direct Silica PI Trust Claimant against the Silica PI Trust under applicable law by way of a settlement, the Indirect Silica PI Trust Claimant shall obtain for the benefit of the Silica PI Trust a release in form and substance satisfactory to the Trustee. The Trustee may develop and approve a separate proof of claim form for such Indirect Silica PI Trust Claims.

Indirect Silica Unsecured PI Trust Claims shall be processed in accordance with procedures to be developed and implemented by the Trustee, which procedures (a) shall determine the validity and enforceability of such claims; and (b) shall otherwise provide the same liquidation and payment procedures and rights to the holders of such claims as the Silica PI Trust would have afforded the holders of the underlying valid Silica Unsecured PI Trust Claims.

The Silica TDP is further amended by insertion of the following new section 2.4 immediately following the existing section 2.3:

2.4    Payment Percentage

After the Liquidated Amount of a Silica PI Trust Claim is determined pursuant to the procedures set forth herein for Expedited Review, Individual Review, arbitration, litigation in the tort system, or by settlement, the claimant will ultimately receive a pro-rata share of that value based on a Payment Percentage (as defined in the Plan).

The Payment Percentage may subsequently be adjusted upwards or downwards from time to time by the Silica PI Trust with the consent of the Silica TAC and the Legal Representative to take into

SCHEDULE 4-1

account the estimated value of then-pending and future claims and other relevant factors. The Trustee will calculate the Payment Percentage based on the assumption that the Average Values set forth in sections 4.3(b)(3) and 4.3(b)(4) will be achieved by the Silica PI Trust with respect to existing present claims and projected future claims involving Disease Levels II-IV. However, any adjustment to the Payment Percentage shall be made only pursuant to section 4.13. If the Payment Percentage is increased over time, claimants (i) whose claims are subject to the Payment Percentage, and (ii) who were paid in prior periods under the Silica TDP will not receive additional payments. Because there is uncertainty in the prediction of both the number and severity of future claims and the amount of the Silica PI Trust’s assets, no guarantee can be made of the Payment Percentage that will be applied to a particular Silica Unsecured PI Trust Claim.

and by insertion of the following new sections 4.12 and 4.13 immediately after the existing section 4.11:

4.12    Payment Percentage

The Payment Percentage shall be (a) the Initial Payment Percentage with respect to all Qualifying Settled Silica PI Trust Claims and Silica Final Judgment Claims and (b) the Payment Percentage established by the Trustee of the Silica PI Trust with consent of the Legal Representative and Silica TAC with respect to all claims liquidated under the Silica TDP; provided, however, that such Payment Percentage shall not exceed the Initial Payment Percentage prior to the first (1st) anniversary of the Effective Date. As discussed herein, there is inherent uncertainty regarding the Halliburton Entities’ and the Harbison-Walker Entities’ total silica-related tort liabilities. Consequently, there is inherent uncertainty regarding the amounts that holders of those Silica PI Trust Claims will receive. To seek to ensure substantially equivalent treatment of all present and future claims, the Trustee shall determine from time to time the percentage of full liquidated value that holders of present and future Silica PI Trust Claims will be likely to receive from the Silica PI Trust, i.e., the “Payment Percentage” described in section 2.3 above and section 4.13 below.

4.13    Applicability and Redetermination of Payment Percentage

The Payment Percentage then in effect shall apply to all payments made from the Silica PI Trust to assure that such Silica PI Trust will be in a financial position to pay holders of present and future Silica PI Trust Claims in substantially the same manner. Any subsequent changes to the Payment Percentage shall require the consent of the Silica TAC and the Legal Representative. The Payment Percentage shall be subject to change pursuant to the terms of this Silica TDP and the Silica PI Trust if the Trustee determines that an adjustment is required. No less frequently than once every three (3) years, commencing with the first day of January occurring after the Plan is consummated, the Trustee shall reconsider the then-applicable Payment Percentage to assure that it is based on accurate, current information and may, after such reconsideration, change the Payment Percentage, if necessary, with the consent of the Silica TAC and the Legal Representative. The Trustee also shall reconsider the then-applicable Payment Percentage at shorter intervals if they deem such reconsideration to be appropriate or if requested to do so by the Silica TAC or the Legal Representative. The Trustee must base his or her determination of the Payment Percentage on current estimates of the number, types, and values of present and future Silica PI Trust Claims, the value of the assets then available to the Silica PI Trust for their payment, all anticipated administrative and legal expenses, and any other material matters that are reasonably likely to affect the sufficiency of Silica PI Trust funds to pay a comparable percentage of full value to all holders of Silica PI Trust Claims. When making these determinations, the Trustee shall exercise common sense and shall flexibly evaluate all relevant factors.

SCHEDULE 4-2

Schedule 5

The definition of “Average Amount” on Schedule 1 to the Silica PI Trust Note is deleted in its entirety and replaced with the following:

“Average Amount” means the average annual amount of Silica PI Trust Disbursements paid during the Calculation Period immediately preceding the applicable Calculation Date; provided, however, that, to the extent that the Silica PI Trust did not have funds to make payments in full on all Silica PI Trust Disbursements during any annual period or such amounts are prorated through application of a payment percentage, the Average Amount shall be calculated based on what the Silica PI Trust would have paid if it had the funds or such amounts had not been prorated.

SCHEDULE 5-1

Schedule 6

The List of Asbestos/Silica PI Trust Claimant Settlement Agreements, attached as Exhibit 3 to the Plan, is updated and replaced in its entirety with the attached Amended Plan Exhibit 3:

SCHEDULE 6-1

AMENDED PLAN EXHIBIT 3

LIST OF ASBESTOS/SILICA PI TRUST CLAIMANT SETTLEMENT AGREEMENTS

(as of November 14, 2003)

The attached list reflects the Asbestos/Silica PI Trust Claimant Settlement Agreements as of November 14, 2003. The Debtors may supplement the attached list prior to the Confirmation Hearing to add additional agreements. Supplemental lists will be filed of record with the Bankruptcy Court and will be available electronically at the Bankruptcy Court’s website: www.pawb.uscourts.gov and on the Debtors’ restructuring-information website: www.dresser-kbr-prepack.com.

SCHEDULE 6-2

ASBESTOS/SILICA PI TRUST CLAIMANT SETTLEMENT AGREEMENTS BY FIRM NAME

Asbestos Claimant Settlement Agreements with Harbison-Walker Settled But Unpaid Claimants

Unique Number	Agreement by Firm Name
H001	Baron & Budd
H002	Bergman Senn
H003	Brent Coon & Associates
H004	Bruegger McCullough
H005	Cooney & Conway
H006	David Lipman & Assoc.
H007	Early, Ludwig, Sweeney & Strauss, LLC
H008	Ferraro & Associates, P.A.
H009	Glasser & Glasser, with Patten, Wormon
H010	Goldberg, Persky, Jennings & White, P.C.
H011	Greitzer & Locks
H012	Hossley Embrey, LLP
H013	Kaeske Reeves Law Firm
H014	Kelley & Ferraro, L.L.P.
H015	Lanier Law Firm
H016	Law Offices of Peter Angelos
H017	Law Offices of Roger Worthington
H018	Levy Phillips
H019	Martin & Jones
H020	Motley Rice LLC – Indiana
H021	Motley Rice LLC – Frazer Davidson
H022	Motley Rice LLC – Hissey, Kientz & Herron
H023	Motley Rice LLC – Landye, Bennett – Oregon
H024	Motley Rice LLC – Laudig, George, Rutherford & Sipes
H025	Motley Rice LLC – LeBlanc & Waddell – Louisiana
H026	Motley Rice LLC – Michie Hamlet
H027	Motley Rice LLC – Odom & Elliott
H028	Motley Rice LLC – Peter T. Nicholl – Maryland
H029	Motley Rice LLC – Rose, Klein & Marias
H030	Motley Rice LLC – Scott & Scott
H031	Paul, Hanley & Harley, L.L.P.
H032	Porter & Malouf, P.A.
H033	Provost Umphrey
H034	Reaud, Morgan, & Quinn, Inc./Environmental Litigation Group
H035	Silber, Pearlman
H036	Weitz & Luxenberg, P.C.
H037	Wise & Julian, P.C.
H038	Masters & Taylor, L.C.
H039	*Brayton & Purcell
H040	*Waters & Kraus
H041	Cascino Vaughan, Ltd.
H042	** Kazan, McClain

*	Pending
**	Prospective

SCHEDULE 6-3

Asbestos Verdict Settlement Agreements
Unique Number	Agreement by Firm Name
V001	Early, Ludwig, Sweeney & Strauss, LLC.
V002	Goldberg, Persky, Jennings & White, P.C.
V003	Law Offices of Peter Angelos
V004	Reaud, Morgan, & Quinn, Inc./Environmental Litigation Group
V005	Byrd & Associates, PLLC
V006	*Waters & Kraus

Silica Claimant Settlement Agreements
Unique Number	Agreement by Firm Name
S001	Baron & Budd
S002	Bruegger McCullough
S003	Campbell, Cherry, Harrison, Davis, & Dove, P.C.
S004	Hossley Embrey, LLP
S005	Jon Swartzfager
S006	O’Quinn, Lamineck
S007	Porter & Malouf, P.A.
S008	Provost Umphrey
S009	Robert G. Taylor, II, P.C.
S010	Schmidt & McGartland
S011	Silber Pearlman
S012	Williams Bailey
S013	Nix, Patterson & Roach, LLP
S014	Law Offices of Alwyn Luckey
S015	David McCormick, et al.
S016	Roven, Kaplan & Wells, LLP
S017	Rose, Klein & Marias, LLP
S018	Laudig, George Rutherford & Sipes
S019	Wm. Roberts Wilson, Jr.
S020	Sieben, Polk, La Verdiere & Dusich, PC
S021	Thornton & Naumes LLP
S022	Motley Rice LLC – Canada
S023	Heard, Robins, Cloud, Lubel & Greenwood, LLP
S024	*McCurdy & McCurdy
S025	O’Quinn Patterson
S026	Kelly & Ferraro, LLP

Other Asbestos Claimant Settlement Agreements
Unique Number	Agreement by Firm Name
A001	Baron & Budd
A002	Belluck & Fox, L.L.P
A003	Bergman Senn
A004	Bevan & Associates
A005	Brent Coon & Associates
A006	Bruegger McCullough
A007	Byrd & Associates, PLLC
A008	Campbell, Cherry, Harrison, Davis & Dove, P.C.
A009	Cappolino, Dodd & Krebs / Richard A.Dodd, L.C.
*	Pending
**	Prospective

SCHEDULE 6-4

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A010	Cooney & Conway
A011	David Law Firm
A012	David Lipman & Associates
A013	Dies Dies Henderson
A014	Early, Ludwig, Sweeney & Strauss, LLC.
A015	Ferraro & Associates, P.A.
A016	The Foster Law Firm
A017	Foster & Sears
A018	G. Patterson Keahy
A019	Glasser & Glasser, with Patten, Wormon, – Alco
A020	Glasser & Glasser, with Patten, Wormon – Non-Alco
A021	Goldberg, Persky, Jennings & White, P.C.
A022	Greitzer & Locks
A023	Guy Brock Law Firm
A024	Hossley Embrey, LLP
A025	Jon Swartzfager
A026	Kaeske Reeves Law Firm
A027	Kelley & Ferraro, L.L.P.
A028	Kelley & Ferraro L.L.P./Climaco
A029	Lanier Law Firm
A030	Law Offices of Peter Angelos
A031	Levy, Phillips
A032	Lundy Davis
A033	Martin & Jones
A034	Michael B. Serling, P.C.
A035	Morris, Sakalarios & Blackwell, PLLC I
A036	Morris, Sakalarios & Blackwell, PLLC II
A037	Motley Rice LLC – Alabama
A038	Motley Rice LLC – Arizona
A039	Motley Rice LLC – Arkansas
A040	Motley Rice LLC – Canadian
A041	Motley Rice LLC – Colorado
A042	Motley Rice LLC – Delaware RR
A043	Motley Rice LLC – Florida I
A044	Motley Rice LLC – Florida II
A045	Motley Rice LLC – Florida RR
A046	Motley Rice LLC – Florida/Fitzgerald
A047	Motley Rice LLC – Florida/Petrine
A048	Motley Rice LLC – Florida/Papantonio
A049	Motley Rice LLC – Georgia I
A050	Motley Rice LLC – Georgia II
A051	Motley Rice LLC – Idaho
A052	Motley Rice LLC – Illinois I
A053	Motley Rice LLC – Illinois II
A054	Motley Rice LLC – Illinois RR
A055	Motley Rice LLC – Indiana I

*	Pending
**	Prospective

SCHEDULE 6-5

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A056	Motley Rice LLC – Indiana II
A057	Motley Rice LLC – Indiana RR
A058	Motley Rice LLC – Iowa
A059	Motley Rice LLC – Kansas
A060	Motley Rice LLC – Kentucky
A061	Motley Rice LLC – Kentucky RR
A062	Motley Rice LLC – Louisiana I
A063	Motley Rice LLC – Louisiana II
A064	Motley Rice LLC – Maryland
A065	Motley Rice LLC – Michigan
A066	Motley Rice LLC – Minnesota
A067	Motley Rice LLC – Minnesota RR
A068	Motley Rice LLC – Mississippi I
A069	Motley Rice LLC – Mississippi II
A070	Motley Rice LLC – Mississippi III
A071	Motley Rice LLC – Mississippi RR
A072	Motley Rice LLC – Missouri I
A073	Motley Rice LLC – Missouri II
A074	Motley Rice LLC – Montana
A075	Motley Rice LLC – Nevada
A076	Motley Rice LLC – New England
A077	Motley Rice LLC – New Jersey
A078	Motley Rice LLC – New Mexico
A079	Motley Rice LLC – New York
A080	Motley Rice LLC – North Carolina I
A081	Motley Rice LLC – North Carolina II
A082	Motley Rice LLC – Ohio I
A083	Motley Rice LLC – Ohio II
A084	Motley Rice LLC – Ohio III
A085	Motley Rice LLC – Ohio RR
A086	Motley Rice LLC – Oklahoma
A087	Motley Rice LLC – Pennsylvania RR
A088	Motley Rice LLC – Rhode Island
A089	Motley Rice LLC – South Carolina I
A090	Motley Rice LLC – South Carolina II
A091	Motley Rice LLC – Tennessee
A092	Motley Rice LLC – Texas
A093	Motley Rice LLC – Unfiled RR
A094	Motley Rice LLC – Utah I
A095	Motley Rice LLC – Utah II
A096	Motley Rice LLC – Virgin Islands
A097	Motley Rice LLC – Virginia
A098	Motley Rice LLC – Virginia RR
A099	Motley Rice LLC – Washington
A100	Motley Rice LLC – West Virginia II
A101	Motley Rice LLC – West Virginia III

*	Pending
**	Prospective

SCHEDULE 6-6

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A102	Motley Rice LLC – West Virginia (OCAW)
A103	Motley Rice LLC – West Virginia RR
A104	Motley Rice LLC – Wisconsin
A105	Motley Rice LLC – Wisconsin II
A106	Motley Rice LLC – Wisconsin III
A107	Motley Rice LLC – Wyoming
A108	Motley Rice LLC – Al Luckey
A109	Motley Rice LLC – Ashcraft & Gerel – Connecticut
A110	Motley Rice LLC – Ashcraft & Gerel – Maryland
A111	Motley Rice LLC – Ashcraft & Gerel – Maine
A112	Motley Rice LLC – Christopher Wyland
A113	Motley Rice LLC – Cliff Cuniff
A114	Motley Rice LLC – Crymes Pittman
A115	Motley Rice LLC – Cumbest, Cumbest & McCormick (David McCormick – Texas)
A116	Motley Rice LLC – David Duke
A117	Motley Rice LLC – David McCormick
A118	Motley Rice LLC – Donaldson & Black – Georgia
A119	Motley Rice LLC – Donaldson & Black – Mississippi
A120	Motley Rice LLC – Donaldson & Black – North Carolina
A121	Motley Rice LLC – Donaldson & Black – South Carolina
A122	Motley Rice LLC – Donaldson & Black – Texas
A123	Motley Rice LLC – Don Barrett – Mississippi
A124	Motley Rice LLC – Goodman, Meagher & Enoch, L.L.P.
A125	Motley Rice LLC – Hartley, O’Brien – Indiana
A126	Motley Rice LLC – Hartley, O’Brien – Kentucky
A127	Motley Rice LLC – Hartley, O’Brien – Ohio
A128	Motley Rice LLC – Hartley, O’Brien – Pennsylvania
A129	Motley Rice LLC – Hartley, O’Brien – Unfiled
A130	Motley Rice LLC – Hartley, O’Brien – Virginia
A131	Motley Rice LLC – Hartley, O’Brien – West Virginia
A132	Motley Rice LLC – Harvit & Schwartz
A133	Motley Rice LLC – Hissey, Kientz & Herron
A134	Motley Rice LLC – James Burns – Washington I
A135	Motley Rice LLC – James Burns – Washington II
A136	Motley Rice LLC – James Humphries – West Virginia
A137	Motley Rice LLC – John Deakle – Mississippi
A138	Motley Rice LLC – John Deakle/Simms – Mississippi
A139	Motley Rice LLC – Landye, Bennett – Oregon
A140	Motley Rice LLC – Landye, Bennett – Virginia
A141	Motley Rice LLC – Landry Swarr – Louisiana
A142	Motley Rice LLC – Laudig, George – Georgia
A143	Motley Rice LLC – Laudig, George – Illinois
A144	Motley Rice LLC – Laudig, George – Indiana
A145	Motley Rice LLC – LeBlanc & Waddell – Louisiana
A146	Motley Rice LLC – LeBlanc & Waddell – Louisiana II
A147	Motley Rice LLC – LeBlanc & Waddell – Mississippi

*	Pending
**	Prospective

SCHEDULE 6-7

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A148	Motley Rice LLC – LeBlanc & Waddell – Mississippi II
A149	Motley Rice LLC – LeBlanc & Waddell – Pennsylvania
A150	Motley Rice LLC – Lipsitz
A151	Motley Rice LLC – Masters & Taylor
A152	Motley Rice LLC – McCormick Scruggs Taylor
A153	Motley Rice LLC – Michie Hamlet
A154	Motley Rice LLC – Mitch Tyner
A155	Motley Rice LLC – Odom & Elliott – Arkansas
A156	Motley Rice LLC – Odom & Elliott – Arkansas II
A157	Motley Rice LLC – Odom & Elliott – Missouri
A158	Motley Rice LLC – Odom & Elliott – Unfiled
A159	Motley Rice LLC – Paul Benton
A160	Motley Rice LLC – Paul Weykamp – Maryland
A161	Motley Rice LLC – Paul Weykamp – Virginia
A162	Motley Rice LLC – Peter T. Nicholl – Maryland
A163	Motley Rice LLC – Peter T. Nicholl – Virginia
A164	Motley Rice LLC – Provost Umphrey
A165	Motley Rice LLC – Rance Ulmer
A166	Motley Rice LLC – Rose, Klein & Marias
A167	Motley Rice LLC – Roven, Kaplan & Wells
A168	Motley Rice LLC – Seiben, Polk
A169	Motley Rice LLC – Shackelford, Old Ingalls
A170	Motley Rice LLC – Simmons – Illinois
A171	Motley Rice LLC – Stuart Calwell
A172	Motley Rice LLC – The Maritime Asbestos Group – California
A173	Motley Rice LLC – The Maritime Asbestos Group – Louisiana
A174	Motley Rice LLC – The Maritime Asbestos Group – Michigan
A175	Motley Rice LLC – The Maritime Asbestos Group – New York
A176	Motley Rice LLC – The Maritime Asbestos Group – Ohio
A177	Motley Rice LLC – The Maritime Asbestos Group – Pennsylvania
A178	Motley Rice LLC – The Maritime Asbestos Group – Texas
A179	Motley Rice LLC – The Maritime Asbestos Group – Virgin Islands
A180	Motley Rice LLC – The Maritime Asbestos Group – Washington
A181	Motley Rice LLC – Thomas Rhoden – Mississippi
A182	Motley Rice LLC – Thomas Sayre
A183	Motley Rice LLC – Thornton & Naumes – Maine
A184	Motley Rice LLC – Thornton & Naumes – Massachusetts
A185	Motley Rice LLC – Thornton & Naumes – New Hampshire
A186	Motley Rice LLC – Thornton & Naumes – Vermont
A187	Motley Rice LLC – Tom Scott
A188	Motley Rice LLC – Varas & Morgan
A189	Motley Rice LLC – Wallace Graham – MDL
A190	Motley Rice LLC – Wallace Graham – Ohio I
A191	Motley Rice LLC – Wallace Graham – Ohio II
A192	Motley Rice LLC – Wallace Graham – South Carolina
A193	Motley Rice LLC – Wm. Roberts Wilson, Jr. PA – Alabama

*	Pending
**	Prospective

SCHEDULE 6-8

Other Asbestos Claimant Settlement Agreements (cont.)

Unique Number	Agreement by Firm Name
A194	Motley Rice LLC – Wm. Roberts Wilson, Jr. PA – Louisiana
A195	Motley Rice LLC – Wm. Roberts Wilson, Jr. PA – Mississippi
A196	Nix, Patterson & Roach, L.L.P.
A197	Norris & Phelps I
A198	Norris & Phelps II
A199	O’Quinn, Lamineck
A200	Paul, Hanley & Harley, L.L.P.
A201	Peirce, Raimond & Coulter, P.C. – Railroad
A202	Peirce, Raimond & Coulter, P.C. – Steel
A203	Porter & Malouf, P.A.
A204	Reaud, Morgan, & Quinn, Inc./Environmental Litigation Group
A205	Reaud, Morgan, & Quinn, Inc./Environmental Litigation Group
A206	Roven, Kaplan & Wells
A207	Silber, Pearlman
A208	Taylor & Ernster I
A209	Taylor & Ernster II
A210	Taylor & Ernster III
A211	Taylor & Ernster IV
A212	Watson, Heidelberg, P.A. & Eaves Watson
A213	Weitz & Luxenberg, P.C. I
A214	Weitz & Luxenberg, P.C. II
A215	Williams Bailey, L.L.P.
A216	Wise & Julian, P.C. I
A217	Wise & Julian, P.C. II
A218	Shannon Law Firm, PLLC
A219	Motley Rice LLC Illinois III
A220	Motley Rice LLC Ohio IV
A221	Baldwin & Baldwin, LLP
A222	Hissey Kientz I
A223	Hissey Kientz II
A224	O’Laminack & Pirtle
A225	*Brayton & Purcell
A226	*Heard, Robins, Cloud, Lubel & Greenwood, LLP
A227	*Waters & Kraus
A228	Cascino Vaughan
A229	Motley Rice LLC – Fitzgerald & Associates
A230	Motley Rice LLC – Scott & Scott
A231	**Kazan, McClain

*	Pending
**	Prospective

SCHEDULE 6-9